UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, NW
Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

VALUE EQUITY FUNDS	Annual Report August 31, 2007

Long-term capital appreciation potential through portfolios of quality businesses that are believed to be undervalued.

Goldman Sachs Value Equity Funds

■	GOLDMAN SACHS LARGE CAP VALUE FUND

■	GOLDMAN SACHS GROWTH AND INCOME FUND

■	GOLDMAN SACHS MID CAP VALUE FUND

■	GOLDMAN SACHS SMALL CAP VALUE FUND
The Large Cap Value Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.
The Growth and Income Fund invests primarily in large-capitalization U.S. equity investments and also invests in fixed income securities. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk.
The Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.
The Small Cap Value Fund invests primarily in small-capitalization U.S. equity investments. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS VALUE EQUITY FUNDS
What Differentiates Goldman Sachs’
Value Equity Investment Process?
Goldman Sachs’ Value Equity Team believes that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Through independent fundamental research, the Team seeks to identify and invest in quality businesses that are selling at compelling valuations.

At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach includes:
■ Meetings with management teams and on-site company visits
■ Industry-specific, proprietary financial and valuation models
■ Assessment of management quality
■ Analysis of each company’s competitive position and industry dynamics
■ Interviews with competitors, suppliers and customers

We seek to invest in companies:
■ When market uncertainty exists
■ When their economic value is not recognized by the market

We buy companies with quality characteristics. For us, this means companies that have:
■ Sustainable operating earnings or cash flow, or competitive advantage
■ Excellent stewardship of capital
■ Capability to earn above their cost of capital
■ Strong or improving balance sheets and cash flow

Value portfolios that offer:

■ Capital appreciation potential as each company’s true value is recognized in the marketplace
■ Investment style consistency

PORTFOLIO RESULTS
Large Cap Value Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Large Cap Value Fund during the one-year reporting period that ended August 31, 2007.
  Performance Review

Over the one-year period that ended August 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 13.01%, 12.19%, 12.19%, 13.48% and 12.88%, respectively. These returns compare to the 12.85% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same time period.

The Fund generated positive returns and its Class A, Institutional and Service shares outperformed its benchmark, the Russell 1000 Value Index, during the reporting period. Stock selection was strong in the Consumer Staples, Technology and Health Care sectors, whereas Energy, Services and Basic Materials experienced weakness. The Fund’s Class B and C shares were also impacted by this stock selection. However, they lagged the benchmark due to higher expenses.

The Fund’s holdings Entergy Corp. and McDonalds were positive contributors to relative performance during the one-year period, as their fundamentals continue to improve. Entergy Corp. has benefited from higher power pricing and remains a top holding in the portfolio as we believe the company continues to offer attractive upside potential. McDonalds has benefited from its domestic and international operations with the success of its improved menu variety and marketing. We subsequently exited our position in the stock, locking in profits.

We recently initiated a position in Proctor & Gamble Co. during the reporting period. We regard Proctor & Gamble as a high quality consumer products company trading at an attractive valuation. We think the company has a strong presence in developing markets and a management team that is committed to improving shareholder value in the form of share buybacks.

In Energy, several key holdings experienced weakness during the period. We remain positive about the long-term fundamentals in the industry, particularly for natural gas, and continue to invest in companies that we believe have low cost structures, disciplined management teams and quality assets. We initiated a position in Devon Energy Corp. earlier in the reporting period and, since then, have been adding to this holding. We eliminated the Fund’s holdings in BJ Services Co. as increased competition has pressured pricing, and in ConocoPhillips, as we felt the risk/reward profile was less attractive.

PORTFOLIO RESULTS
  Portfolio Composition

We have taken several actions in the portfolio to take advantage of what we perceive to be opportunities in the marketplace or respond to changing risk/reward profiles. For example, we exited our position in Autoliv after the stock neared our valuation target. We sold our holdings in Motorola in favor of more attractive opportunities elsewhere in the portfolio.

We initiated a position in AT&T, Inc., a company we believe could experience an improved pricing environment and margin expansion. We also think AT&T’s attractive valuation, coupled with a high free-cash-flow yield, provides downside support.

In the Industrials sector, we initiated a position in Caterpillar, Inc. We believe this company could benefit from strong end markets as well as a renewed focus on improving profitability.
  Portfolio Highlights

During the reporting period, there were a number of holdings that impacted performance, including the following:

■	MedImmune — Similar to prior periods, the portfolio benefited from merger and acquisition (M&A) activity. During the fiscal year, MedImmune was acquired by AstraZeneca at a sizable premium. MedImmune had long served as an example of what we considered a mispriced company despite its robust pipeline of products. We subsequently sold our stake after the shares moved higher on the news.

■	SUPERVALU, Inc. — In the Consumer Cyclicals sector, SUPERVALU was a positive contributor to performance during the reporting period. Its stock benefited from an improved outlook for next year and strong profits aided by the company’s acquisition of Albertsons’ stores last year. We continue to view this holding as an attractive investment.

■	Activision, Inc. — Activision, a California-based video game publisher, was also among the Fund’s positive contributors to performance during the reporting period. The company benefited from strong sales in their video game products and management increased their outlook for the year.

PORTFOLIO RESULTS
  Outlook

While the market produced strong performance during the fiscal year, additional signs of risk and uncertainty could impact future returns. We have seen an increase in volatility, bond yields and oil prices as well as weakness in the housing and credit markets. In the past, our attention to quality companies trading at compelling valuations has led to strong long term absolute and relative performance. As we move into the remainder of 2007, we will continue to seek similar opportunities that can produce positive performance in a cloudy market environment.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Value Investment Team

New York, September 18, 2007

FUND BASICS
Large Cap Value Fund
as of August 31, 2007
PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2006–August 31, 2007	(based on NAV)[1]	Value Index[2]

Class A	13.01%	12.85%
Class B	12.19	12.85
Class C	12.19	12.85
Institutional	13.48	12.85
Service	12.88	12.85

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/07	One Year	Five Years	Since Inception	Inception Date

Class A	15.26%	11.65%	7.50%	12/15/99
Class B	15.86	11.79	7.48	12/15/99
Class C	19.96	12.09	7.48	12/15/99
Institutional	22.47	13.38	8.71	12/15/99
Service	21.85	12.83	8.25	12/15/99

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	1.23%	1.23%
Class B	1.98	1.98
Class C	1.98	1.98
Institutional	0.83	0.83
Service	1.33	1.33

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/07[5]

Holding	% of Net Assets	Line of Business

AT&T, Inc.	5.5%	Diversified Telecommunication Services
JPMorgan Chase & Co.	4.9	Diversified Financial Services
Sprint Nextel Corp.	4.1	Wireless Telecommunication Services
Exxon Mobil Corp.	4.1	Oil, Gas & Consumable Fuels
Citigroup, Inc.	3.7	Diversified Financial Services
Entergy Corp.	3.7	Electric Utilities
General Electric Co.	3.5	Industrial Conglomerates
Devon Energy Corp.	3.4	Oil, Gas & Consumable Fuels
Altria Group, Inc.	2.9	Tobacco
The Williams Companies, Inc.	2.7	Oil, Gas & Consumable Fuels

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS LARGE CAP VALUE FUND
Performance Summary
August 31, 2007
The following graph shows the value, as of August 31, 2007, of a $10,000 investment made on December 15, 1999 (commencement of operations) in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares may vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Large Cap Value Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from December 15, 1999 through August 31, 2007.

Average Annual Total Return through August 31, 2007	One Year	Five Years	Since Inception
Class A (commenced December 15, 1999)
Excluding sales charges	13.01%	13.58%	7.63%
Including sales charges	6.81%	12.29%	6.84%

Class B (commenced December 15, 1999)
Excluding contingent deferred sales charges	12.19%	12.71%	6.80%
Including contingent deferred sales charges	7.01%	12.43%	6.80%

Class C (commenced December 15, 1999)
Excluding contingent deferred sales charges	12.19%	12.74%	6.81%
Including contingent deferred sales charges	11.15%	12.74%	6.81%

Institutional Class (commenced December 15, 1999)	13.48%	14.02%	8.03%

Service Class (commenced December 15, 1999)	12.88%	13.47%	7.57%

PORTFOLIO RESULTS
Growth and Income Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Growth and Income Fund during the one-year reporting period that ended August 31, 2007.
  Performance Review

Over the one-year period that ended August 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 12.10%, 11.25%, 11.24%, 12.53% and 11.97%, respectively. These returns compare to the 12.85% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same time period.

The Growth and Income Fund generated positive returns for the one year period, but lagged the gains of its benchmark, the Russell 1000 Value Index, during the reporting period. The Fund’s holdings in the Energy, Financials and Services sectors were negative contributors to relative performance while stock selection in Utilities, Consumer Staples and Technology were positive contributors to relative performance.

In Energy, several key holdings experienced weakness during the period. We remain positive about the long-term fundamentals in the industry, particularly for natural gas, and continue to invest in companies that we believe have low cost structures, disciplined management teams and quality assets. We initiated a position in Devon Energy Corp. earlier in the reporting period and, since then, have been adding to this holding. We eliminated the Fund’s holdings in BJ Services Co. as increased competition has pressured pricing, and in ConocoPhillips, as we felt the risk/reward profile was less attractive.

The Fund’s holdings in Entergy Corp. and McDonalds were positive contributors to relative performance during the one-year period, as their fundamentals continue to improve. Entergy Corp. has benefited from higher power pricing. The company remains a large holding in the portfolio. McDonalds has benefited from its domestic and international operations with the success of its improved menu variety and marketing. We subsequently exited our position in the stock, locking in profits.
  Portfolio Composition

We have taken several actions in the portfolio to take advantage of what we perceive to be opportunities in the marketplace or in response to changing risk/reward profiles. For example, we exited our position in Autoliv after the stock neared our valuation target. We sold our holdings in Amgen and Motorola in favor of more attractive opportunities elsewhere in the portfolio.

PORTFOLIO RESULTS

We initiated a position in AT&T, Inc., a company we believe could experience an improved pricing environment and margin expansion. We also think AT&T’s attractive valuation, coupled with a high free-cash-flow yield, provides downside support.

In the Industrials sector, we initiated a position in Caterpillar, Inc. We believe this company could benefit from strong sales as well as a renewed focus on improving profitability.
  Portfolio Highlights

Although the Fund underperformed its benchmark over the reporting period, there were a number of holdings that enhanced relative performance, including the following:

■	MedImmune — Similar to prior periods, the portfolio benefited from merger and acquisition (M&A) activity. During the fiscal year, MedImmune was acquired by AstraZeneca at a sizable premium. MedImmune had long served as an example of what we considered a mis-priced company despite its robust pipeline of products. We subsequently sold our stake after the shares moved higher on the news. We were also encouraged to see a corporate buyer share our positive views on an undervalued company.

■	Baxter International, Inc. — Shares of Baxter International performed well during the period due to improving fundamentals at the company level. In particular, the company benefited from strong sales that helped boost Baxter’s profits.

■	Activision, Inc. — Activision, a California-based video game publisher, was also among the Fund’s positive contributors to performance during the reporting period. The company benefited from strong sales in their video game products and management increased their outlook for the year. We eliminated the Fund’s position in the stock to lock in profits.
  Outlook

While the market produced strong performance during the fiscal year, additional signs of risk and uncertainty could impact future returns. We have seen an increase in volatility, bond yields and oil prices as well as weakness in the housing and credit markets. In the past, our attention to quality companies trading at compelling valuations has led to strong long term absolute and relative performance. As we move into the remainder of 2007, we will continue to seek similar opportunities that can produce positive performance in a cloudy market environment.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Value Investment Team

New York, September 18, 2007

FUND BASICS
Growth and Income Fund
as of August 31, 2007
PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2006–August 31, 2007	(based on NAV)[1]	Value Index[2]

Class A	12.10%	12.85%
Class B	11.25	12.85
Class C	11.24	12.85
Institutional	12.53	12.85
Service	11.97	12.85

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/07	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	16.54%	11.60%	4.19%	8.95%		2/5/93
Class B	17.10	11.76	4.01	6.68		5/1/96
Class C	21.36	12.02	n/a	3.29		8/15/97
Institutional	23.86	13.32	5.23	7.79		6/3/96
Service	23.21	12.76	4.70	9.31	[4]	2/5/93

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
[4]	Performance data for Service Shares prior to March 6, 1996 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Growth and Income Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Services Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[5]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	1.18%	1.18%
Class B	1.93	1.93
Class C	1.93	1.93
Institutional	0.78	0.78
Service	1.28	1.28

[5]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/07[6]

Holding	% of Net Assets	Line of Business

AT&T, Inc.	6.3%	Diversified Telecommunication Services
JPMorgan Chase & Co.	4.9	Diversified Financial Services
Citigroup, Inc.	4.7	Diversified Financial Services
General Electric Co.	4.4	Industrial Conglomerates
Exxon Mobil Corp.	4.2	Oil, Gas & Consumable Fuels
Entergy Corp.	3.6	Electric Utilities
Devon Energy Corp.	3.4	Oil, Gas & Consumable Fuels
Altria Group, Inc.	3.1	Tobacco
Bank of America Corp.	3.0	Diversified Financial Services
Johnson & Johnson	2.9	Pharmaceuticals

[6]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[7]
Percentage of Net Assets

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS GROWTH AND INCOME FUND
Performance Summary
August 31, 2007
The following graph shows the value, as of August 31, 2007, of a $10,000 investment made on September 1, 1997 in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Growth and Income Fund’s 10 Year Performance
Performance of a $10,000 Investment, with distributions reinvested, from September 1, 1997 through August 31, 2007.

Average Annual Total Return through August 31, 2007	One Year	Five Years	Ten Years	Since Inception
Class A (commenced February 5, 1993)
Excluding sales charges	12.10%	13.35%	3.57%	8.95%
Including sales charges	5.92%	12.08%	2.98%	8.52%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	11.25%	12.51%	2.80%	6.16%
Including contingent deferred sales charges	5.97%	12.24%	2.80%	6.16%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	11.24%	12.50%	2.79%	2.78%
Including contingent deferred sales charges	10.18%	12.50%	2.79%	2.78%

Institutional Class (commenced June 3, 1996)	12.53%	13.80%	4.00%	7.26%

Service Class (commenced March 6, 1996)	11.97%	13.24%	3.48%	6.84%

PORTFOLIO RESULTS
Mid Cap Value Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Mid Cap Value Fund during the one-year reporting period that ended August 31, 2007.
  Performance Review

Over the one-year period that ended August 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 13.25%, 12.42%, 12.41%, 13.70% and 13.13%, respectively. These returns compare to the 12.43% cumulative total return of the Fund’s benchmark, the Russell Midcap Value Index (with dividends reinvested), over the same time period.

The Fund’s Class A, Institutional and Service shares outperformed its benchmark, the Russell Midcap Value Index, during the one-year period. The Fund had positive contributions to relative performance in the Consumer Cyclicals, Health Care and Utilities sectors, while stocks in the Basic Materials, Insurance and Industrials sectors were negative contributors to relative performance. The Fund’s Class B and C shares were also impacted by this stock selection. However, they lagged the benchmark due to higher expenses.

In the Energy sector, several key holdings performed well during the reporting period. We remain positive about the long-term fundamentals in the industry, particularly for natural gas, and continue to invest in companies that we believe have low cost structures, disciplined management teams and quality assets. In addition, we think that some of the current merger and acquisition (M&A) activity suggests that corporate buyers share our positive view on well-positioned companies in this sector. The Fund’s overall exposure to Energy decreased over the reporting period as we selectively reduced holdings in this sector due to price strength or a changed investment thesis. During the period, we added to existing holdings The Williams Companies, Inc. and trimmed EOG Resources, Inc. and Range Resources Corp. on strength. We sold out of our position in BJ Services Co. as increased competition has pressured its pricing.

During the period, the portfolio benefited as MedImmune was acquired by AstraZeneca at a sizable premium. MedImmune had long served as an example of what we considered to be a mis-priced company despite its robust pipeline of products. We subsequently sold our stake after the shares moved higher on the news. In the Technology sector, Activision, Inc., a California based video game publisher, benefited from strong sales in their video game products and management increased their outlook for the year. We continue to view this company as an interesting investment opportunity.

Several key investments offset positive contributions to relative performance in the portfolio. In Technology, shares of Seagate Technology declined as the company faced aggressive competition and pricing pressures. Longer term, we still view the risk/reward profile of the company favorably. While the portfolio managed to avoid many of the sharp losses in the REITs sector, Apartment Investment & Management was still negatively impacted by industry headwinds related to profit taking and the rise in interest rates. We continue to believe the company’s fundamentals are strong and have faith in the current management team. Elsewhere in the portfolio, Bear Stearns Companies detracted from relative performance. We exited our position after its risk/return profile grew less attractive.

PORTFOLIO RESULTS
  Portfolio Composition

We established a number of new positions that we believe offer attractive upside potential. Among them were Airgas, Inc. and Johnson Controls, Inc. Airgas is a low cost producer and distributor of industrial and specialty gases. In our view, it is attractively valued and has the potential for substantial revenue and margin opportunities due to improved pricing and operating leverage. Johnson Controls is a company that we believe has an opportunity to improve margins in each of its businesses. In our view, this attractively valued auto equipment manufacturer should also realize better revenue and cost trends which should further expand the company’s return on invested capital. We sold our holdings in Charles River Laboratories and Apria Health Care as both stocks approached our valuation targets. Increased uncertainty in Lennar prompted us to reduce our exposure in this name. We eliminated the Fund’s holdings in Unisys Corp. as we felt its risk/reward profile was less attractive.
  Portfolio Highlights

During the reporting period, there were a number of holdings that impacted performance, including the following:

■	Harrah’s Entertainment, Inc. — Harrah’s Entertainment enhanced the Fund’s results during the period. Its shares recovered from their lows experienced earlier in 2006, receiving much attention due to a series of private equity bids placed on the company. We eliminated the Fund’s position in the stock to lock in profits.

■	Equity Office Properties — Equity Office Properties contributed positively to performance as it benefited from favorable acquisition activity and was sold to a private equity group. We subsequently sold the Fund’s position in the company and captured profits.

■	AMBAC Financial Group, Inc. — AMBAC Financial, a leading insurance company, was among the Fund’s detractors from relative performance. The company reported results shy of expectations due to increased competition and a difficult business environment among bond insurers. We remain positive on the company’s long-term prospects.

PORTFOLIO RESULTS
  Outlook

While the market produced strong performance during the fiscal year, additional signs of risk and uncertainty could impact future returns. We have seen an increase in volatility, bond yields and oil prices as well as weakness in the housing and credit markets. In the past, our attention to quality companies trading at compelling valuations has led to strong long term absolute and relative performance. As we move into the remainder of 2007, we will continue to seek similar opportunities that can produce positive performance in a cloudy market environment.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Value Investment Team

New York, September 18, 2007

FUND BASICS
Mid Cap Value Fund
as of August 31, 2007
PERFORMANCE REVIEW

	Fund Total Return	Russell Midcap
September 1, 2006–August 31, 2007	(based on NAV)[1]	Value Index[2]

Class A	13.25%	12.43%
Class B	12.42	12.43
Class C	12.41	12.43
Institutional	13.70	12.43
Service	13.13	12.43

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell Midcap Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/07	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	14.60%	13.94%	n/a	11.27%	8/15/97
Class B	15.16	14.09	n/a	11.10	8/15/97
Class C	19.34	14.38	n/a	11.10	8/15/97
Institutional	21.78	15.70	12.89	15.13	8/1/95
Service	21.16	15.16	n/a	12.03	7/18/97

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	1.17%	1.17%
Class B	1.92	1.92
Class C	1.92	1.92
Institutional	0.77	0.77
Service	1.27	1.27

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/07[5]

Holding	% of Net Assets	Line of Business

Midcap SPDR Trust Series 1	3.2%	Exchange Traded Funds
The Williams Companies, Inc.	3.0	Oil, Gas & Consumable Fuels
Entergy Corp.	2.9	Electric Utilities
Range Resources Corp.	2.9	Oil, Gas & Consumable Fuels
PPL Corp.	2.4	Electric Utilities
Hess Corp.	2.1	Oil, Gas & Consumable Fuels
M&T Bank Corp.	2.0	Commercial Banks
SUPERVALU, Inc.	2.0	Food & Staples Retailing
Amphenol Corp.	2.0	Electronic Equipment & Instruments
Johnson Controls, Inc.	1.9	Auto Components

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS MID CAP VALUE FUND
Performance Summary
August 31, 2007
The following graph shows the value, as of August 31, 2007, of a $10,000 investment made on September 1, 1997 in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Mid Cap Value Fund’s 10 Year Performance
Performance of a $10,000 Investment, with distributions reinvested, from September 1, 1997 through August 31, 2007.

Average Annual Total Return through August 31, 2007	One Year	Five Years	Ten Years	Since Inception
Class A (commenced August 15, 1997)
Excluding sales charges	13.25%	15.53%	10.97%	11.02%
Including sales charges	7.03%	14.23%	10.35%	10.40%

Class B (commenced August 15, 1997)
Excluding contingent deferred sales charges	12.42%	14.68%	10.17%	10.22%
Including contingent deferred sales charges	7.20%	14.39%	10.17%	10.22%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	12.41%	14.68%	10.17%	10.22%
Including contingent deferred sales charges	11.36%	14.68%	10.17%	10.22%

Institutional Class (commenced August 1, 1995)	13.70%	16.00%	11.41%	14.33%

Service Class (commenced July 18, 1997)	13.13%	15.46%	10.89%	11.15%

PORTFOLIO RESULTS
Small Cap Value Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Small Cap Value Fund during the one-year reporting period that ended August 31, 2007.
  Performance Review

Over the one-year period that ended August 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 10.59%, 9.75%, 9.76%, 11.04% and 10.47%, respectively. These returns compare to the 6.64% cumulative total return of the Fund’s benchmark, the Russell 2000 Value Index (with dividends reinvested), over the same time period.

The Fund generated strong performance during the reporting period and outpaced its benchmark, the Russell 2000 Value Index. The Fund has been successful in preserving capital in a notably volatile market. Stock selection was strong in Health Care, REITs and Services, while holdings in Financials, Basic Materials and Insurance were negative contributors to relative performance.

During the reporting period, the Fund benefited from several acquisitions, as mid and large companies sought to increase their growth while the economy slowed. For example, Oregon Steel received a buyout offer from a Russian steel consortium and we sold the holding to capture profits. We shifted part of the proceeds from the sale into the Fund’s holding in Olympic Steel, Inc. We think this attractively valued steel service center could profit from industry outsourcing as they expand their capabilities. Shares of GrafTech International, Ltd., an industrial equipment company we have owned for several years, contributed to relative performance after the company reported solid operating results and lifted its outlook for the year. In Health Care, Medarex, Inc. traded higher due to a strong product pipeline and steady balance sheet. We continue to like the risk/reward profile of this company.

Several key holdings experienced weakness due to company-specific events. In the Industrial sector, shares of AirTran Holdings, Inc. declined due to fuel costs concerns. We believe these cost pressures are short-term in nature and continue to hold the position. Parallel Petroleum Corp. experienced several issues, including record warm weather patterns that pressured this and other Fund holdings in the Energy sector. Longer term, we believe the supply/demand trends should sustain higher pricing in the sector. Accredited Home Lenders was hit by concerns of rising defaults in the subprime mortgage market, prompting us to eliminate our position in pursuit of more compelling investments. Concerns in the subprime market also led to concerns of further softness in the housing market, negatively impacting our holdings in The Ryland Group, Inc. and Beazer Homes. We continue to believe Ryland Group is an attractive investment opportunity and have added to the name on weakness. We sold out of our position in Beazer Homes as we found more attractive investments elsewhere in the Fund.
  Portfolio Composition

We reduced several of the Fund’s Technology stocks, including Insight Enterprises, Inc. We trimmed the Fund’s position in Insight as increased spending and integration issues with a recent acquisition lowered our conviction in the company.

PORTFOLIO RESULTS

Elsewhere in the portfolio, we purchased additional shares of AirTran Holdings, Inc., a low cost operator in a competitive industry. At its current valuation, we think the stock is attractively priced and should advance as the company benefits from recent price increases. We exited our investments in Kanbay International and Placer Sierra Bancshares to lock in profits.
  Portfolio Highlights

During the reporting period, there were a number of holdings that impacted performance, including the following:

■	Oregon Steel — Oregon Steel enhanced the Fund’s results during the reporting period as the company was acquired at a premium. We eliminated the holding to lock in profits.

■	Dobson Communications Corp. — Dobson Communications is a wireless phone service provider. The company’s shares moved higher on the back of a strong fourth quarter that was highlighted by improved profits and positive subscriber growth.

■	Mueller Industries, Inc. — Mueller Industries detracted from results during the reporting period. The company’s profits were negatively impacted by a soft housing market and declining copper prices. We continue to have a positive outlook on the long-term prospects of the company.
  Outlook

While the market produced strong performance during the fiscal year, additional signs of risk and uncertainty could impact future returns. We have seen an increase in volatility, bond yields and oil prices as well as weakness in the housing and credit markets. In the past, our attention to quality companies trading at compelling valuations has led to strong long term absolute and relative performance. As we move into the remainder of 2007, we will continue to seek similar opportunities that can produce positive performance in a cloudy market environment.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Value Investment Team

New York, September 18, 2007

FUND BASICS
Small Cap Value Fund
as of August 31, 2007
PERFORMANCE REVIEW

September 1, 2006–August 31, 2007	Fund Total Return (based on NAV)[1]	Russell 2000 Value Index[2]

Class A	10.59%	6.64%
Class B	9.75	6.64
Class C	9.76	6.64
Institutional	11.04	6.64
Service	10.47	6.64

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/07	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	10.25%	11.99%	10.53%	12.24%		10/22/92
Class B	10.31	12.10	10.31	11.14		5/1/96
Class C	14.68	12.42	n/a	10.15		8/15/97
Institutional	17.08	13.71	n/a	11.43		8/15/97
Service	16.52	13.15	11.04	12.59	[4]	10/22/92

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
[4]	Performance data for Service Shares prior to August 15, 1997 (commencement of operations) is that of the Class A Shares (excluding the impact of the front-end sales charge applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Small Cap Value Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[5]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	1.48%	1.48%
Class B	2.23	2.23
Class C	2.23	2.23
Institutional	1.08	1.08
Service	1.58	1.58

[5]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/07[6]

Holding	% of Net Assets	Line of Business

iShares Russell 2000 Value Index Fund	3.5%	Exchange Traded Fund
El Paso Electric Co.	1.7	Electric Utilities
Casey’s General Stores, Inc.	1.3	Food & Staples Retailing
Signature Bank	1.3	Commercial Banks
UAP Holding Corp.	1.3	Trading Companies & Distributors
Wabash National Corp.	1.2	Machinery
Parkway Properties, Inc.	1.2	Real Estate Investment Trusts (REITs)
Williams Partners LP	1.2	Oil, Gas & Consumable Fuels
Oil States International, Inc.	1.0	Energy Equipment & Services
ProAssurance Corp.	1.0	Insurance

[6]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[7]
Percentage of Net Assets

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS SMALL CAP VALUE FUND
Performance Summary
August 31, 2007
The following graph shows the value, as of August 31, 2007, of a $10,000 investment made on September 1, 1997 in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Small Cap Value Fund’s 10 Year Performance
Performance of a $10,000 Investment, with distributions reinvested, from September 1, 1997 through August 31, 2007.

Average Annual Total Return through August 31, 2007	One Year	Five Years	Ten Years	Since Inception
Class A (commenced October 22, 1992)
Excluding sales charges	10.59%	15.38%	10.17%	12.21%
Including sales charges	4.50%	14.08%	9.55%	11.79%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	9.75%	14.52%	9.34%	10.56%
Including contingent deferred sales charges	4.27%	14.22%	9.34%	10.56%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	9.76%	14.52%	9.33%	9.52%
Including contingent deferred sales charges	8.66%	14.52%	9.33%	9.52%

Institutional Class (commenced August 15, 1997)	11.04%	15.84%	10.60%	10.80%

Service Class (commenced August 15, 1997)	10.47%	15.25%	10.06%	10.26%

GOLDMAN SACHS LARGE CAP VALUE FUND
Schedule of Investments
August 31, 2007

Shares	Description	Value
Common Stocks – 97.4%

Aerospace & Defense – 3.5%
340,826	The Boeing Co.	$32,957,874
793,109	United Technologies Corp.	59,189,725

		92,147,599

Auto Components – 1.4%
320,479	Johnson Controls, Inc.	36,246,175

Capital Markets – 1.5%
434,369	Morgan Stanley	27,091,594
698,382	The Charles Schwab Corp.	13,827,964

		40,919,558

Commercial Banks – 4.6%
898,640	KeyCorp	29,924,712
367,763	M&T Bank Corp.	38,938,746
323,822	Regions Financial Corp.	10,135,629
1,226,163	Wells Fargo & Co.	44,803,996

		123,803,083

Commercial Services & Supplies – 1.5%
1,027,881	Waste Management, Inc.	38,720,277

Computers & Peripherals – 4.5%
1,342,481	Hewlett-Packard Co.	66,251,437
458,958	International Business Machines Corp.(a)	53,555,809

		119,807,246

Diversified Financial Services – 10.8%
1,189,054	Bank of America Corp.(a)	60,261,257
2,118,380	Citigroup, Inc.	99,309,654
2,906,107	JPMorgan Chase & Co.	129,379,884

		288,950,795

Diversified Telecommunication Services – 5.5%
3,648,720	AT&T, Inc.	145,474,466

Electric Utilities – 5.9%
941,380	Entergy Corp.	97,545,796
390,141	Exelon Corp.	27,571,264
537,211	FirstEnergy Corp.	33,006,244

		158,123,304

Energy Equipment & Services – 1.2%
391,766	Baker Hughes, Inc.	32,853,497

Food & Staples Retailing – 1.7%
1,077,558	SUPERVALU, Inc.	45,419,070

Food Products – 2.0%
1,745,505	Unilever NV	53,325,178

Health Care Equipment & Supplies – 1.9%
927,134	Baxter International, Inc.	50,769,858

Health Care Providers & Services – 1.3%
13,217	Coventry Health Care, Inc.*	758,259
405,484	WellPoint, Inc.*	32,677,956

		33,436,215

Household Durables – 1.5%
1,542,101	Newell Rubbermaid, Inc.	39,770,785

Household Products – 0.5%
196,364	Procter & Gamble Co.	12,824,533

Industrial Conglomerates – 3.5%
2,424,805	General Electric Co.	94,252,170

Insurance – 4.9%
654,254	American International Group, Inc.	43,180,764
252,058	Everest Re Group Ltd.	25,679,669
208,221	MBIA, Inc.(a)	12,493,260
305,757	PartnerRe Ltd.(a)	22,231,591
290,414	Prudential Financial, Inc.	26,073,369
13,929	The Allstate Corp.	762,613
5,999	The Hartford Financial Services Group, Inc.	533,371

		130,954,637

Life Sciences Tools & Services – 1.1%
536,992	Thermo Fisher Scientific, Inc.*	29,121,076

Machinery – 0.9%
314,207	Caterpillar, Inc.	23,807,464

Media – 2.2%
3,052,088	Time Warner, Inc.	57,928,630

Metals & Mining – 0.7%
376,037	Nucor Corp.	19,892,357

Multi-Utilities – 1.5%
885,571	PG&E Corp.	39,407,910

Multiline Retail – 1.9%
739,734	J.C. Penney Co., Inc.	50,864,110

Oil, Gas & Consumable Fuels – 15.1%
1,210,972	Devon Energy Corp.	91,198,301
518,362	EOG Resources, Inc.	34,916,864
1,263,576	Exxon Mobil Corp.	108,326,371
803,399	Hess Corp.	49,304,597
5,897	Marathon Oil Corp.	317,789
816,447	Occidental Petroleum Corp.	46,284,381
2,356,190	The Williams Companies, Inc.	73,041,890

		403,390,193

Paper & Forest Products – 0.7%
553,431	International Paper Co.	19,430,962

Pharmaceuticals – 3.7%
760,582	Abbott Laboratories	39,481,811
954,449	Johnson & Johnson	58,975,404
38,127	Pfizer, Inc.	947,075

		99,404,290

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Real Estate Investment Trusts (REITs) – 2.0%
604,938	Apartment Investment & Management Co.	$27,040,729
246,578	Vornado Realty Trust	26,282,749

		53,323,478

Road & Rail – 0.5%
12,099	Ryder System, Inc.	662,420
117,056	Union Pacific Corp.	13,059,938

		13,722,358

Software – 1.5%
1,981,188	Activision, Inc.*	38,613,354

Thrifts & Mortgage Finance – 0.8%
334,250	Freddie Mac	20,593,143

Tobacco – 3.0%
1,116,051	Altria Group, Inc.	77,465,100
9,964	Loews Corp. - Carolina Group	758,459
11,998	Reynolds American, Inc.	793,308

		79,016,867

Wireless Telecommunication Services – 4.1%
5,797,374	Sprint Nextel Corp.	109,686,316

TOTAL COMMON STOCKS
(Cost $2,450,432,718)		$2,596,000,954

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 2.1%

Joint Repurchase Agreement Account II
$54,900,000	5.381%	09/04/07	$54,900,000
Maturity Value: $54,932,824
(Cost $54,900,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $2,505,332,718)			$2,650,900,954

	Interest
Shares	Rate	Value
Securities Lending Collateral – 1.7%

Boston Global Investment Trust – Enhanced Portfolio(c)
45,212,000	5.523%	$45,212,000
(Cost $45,212,000)

TOTAL INVESTMENTS – 101.2%
(Cost $2,550,544,718)		$2,696,112,954

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%		(32,758,089)

NET ASSETS – 100.0%		$2,663,354,865

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2007. Additional information appears on page 35.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2007.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND
Schedule of Investments
August 31, 2007

Shares	Description	Value
Common Stocks – 98.5%

Aerospace & Defense – 2.6%
129,505	The Boeing Co.	$12,523,134
458,597	United Technologies Corp.	34,225,094

		46,748,228

Auto Components – 0.3%
40,000	Johnson Controls, Inc.	4,524,000

Beverages – 0.5%
177,800	The Coca-Cola Co.	9,562,084

Capital Markets – 2.0%
106,130	AllianceBernstein Holding LP	8,767,399
298,639	Morgan Stanley	18,626,115
480,000	The Charles Schwab Corp.	9,504,000

		36,897,514

Commercial Banks – 4.0%
690,778	KeyCorp	23,002,907
428,257	Regions Financial Corp.(a)	13,404,444
980,190	Wells Fargo & Co.(a)	35,816,143

		72,223,494

Commercial Services & Supplies – 1.3%
621,853	Waste Management, Inc.	23,425,202

Computers & Peripherals – 2.2%
820,791	Hewlett-Packard Co.	40,506,036

Diversified Consumer Services – 0.5%
432,400	H&R Block, Inc.	8,578,816

Diversified Financial Services – 12.6%
1,074,420	Bank of America Corp.	54,451,606
1,800,925	Citigroup, Inc.	84,427,364
1,999,548	JPMorgan Chase & Co.	89,019,877

		227,898,847

Diversified Telecommunication Services – 6.3%
2,886,080	AT&T, Inc.	115,068,010

Electric Utilities – 7.7%
47,600	American Electric Power Co., Inc.	2,117,248
180,142	Edison International	9,495,285
625,003	Entergy Corp.	64,762,811
291,654	Exelon Corp.	20,611,188
169,756	FirstEnergy Corp.	10,429,809
669,760	PPL Corp.	32,322,617

		139,738,958

Energy Equipment & Services – 0.5%
111,700	Baker Hughes, Inc.	9,367,162

Food & Staples Retailing – 0.5%
235,499	SUPERVALU, Inc.	9,926,283

Food Products – 2.3%
254,600	Archer-Daniels-Midland Co.	8,580,020
1,072,598	Unilever NV	32,767,869

		41,347,889

Gas Utilities – 0.6%
224,300	Equitable Resources, Inc.	11,033,317

Health Care Equipment & Supplies – 1.3%
422,650	Baxter International, Inc.	23,144,314

Household Durables – 1.6%
20,500	Fortune Brands, Inc.	1,703,345
1,035,977	Newell Rubbermaid, Inc.	26,717,847

		28,421,192

Household Products – 0.3%
97,393	The Clorox Co.	5,824,101

Industrial Conglomerates – 4.4%
2,035,019	General Electric Co.	79,101,188

Insurance – 3.4%
298,709	American International Group, Inc.	19,714,794
153,900	MBIA, Inc.(a)	9,234,000
121,900	PartnerRe Ltd.(a)	8,863,349
222,510	The Allstate Corp.(a)	12,182,422
130,712	The Hartford Financial Services Group, Inc.	11,621,604

		61,616,169

Life Sciences Tools & Services – 1.1%
379,561	Thermo Fisher Scientific, Inc.*	20,583,593

Machinery – 1.1%
260,500	Caterpillar, Inc.	19,738,085

Media – 2.3%
2,175,962	Time Warner, Inc.	41,299,759

Metals & Mining – 0.5%
180,100	Nucor Corp.	9,527,290

Multiline Retail – 1.0%
269,000	J.C. Penney Co., Inc.	18,496,440

Oil, Gas & Consumable Fuels – 18.8%
420,200	Chevron Corp.	36,876,752
807,204	Devon Energy Corp.	60,790,533
828,682	Enterprise Products Partners LP	24,454,406
226,937	EOG Resources, Inc.	15,286,476
889,432	Exxon Mobil Corp.	76,251,005
305,350	Hess Corp.	18,739,330
415,488	Magellan Midstream Partners LP	17,865,984
621,300	Occidental Petroleum Corp.	35,221,497
1,010,345	The Williams Companies, Inc.	31,320,695
557,817	Williams Partners LP	24,873,060

		341,679,738

Paper & Forest Products – 1.0%
539,055	International Paper Co.	18,926,221

Pharmaceuticals – 5.1%
662,900	Abbott Laboratories	34,411,139
34,100	Allergan, Inc.	2,046,341

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Shares	Description	Value
Common Stocks – (continued)

Pharmaceuticals – (continued)
839,432	Johnson & Johnson	$51,868,503
88,800	Wyeth	4,111,440

		92,437,423

Real Estate Investment Trusts (REITs) – 4.8%
691,022	Annaly Capital Management, Inc.	9,736,500
273,910	Apartment Investment & Management Co.	12,243,777
373,900	Brandywine Realty Trust(a)	9,639,142
139,805	Camden Property Trust	8,596,609
1,254,100	DCT Industrial Trust, Inc.	12,816,902
268,987	Developers Diversified Realty Corp.	14,385,425
233,600	Mack-Cali Realty Corp.	9,755,136
120,000	Pennsylvania Real Estate Investment Trust(a)	4,539,600
41,830	Vornado Realty Trust	4,458,660

		86,171,751

Semiconductors & Semiconductor Equipment – 0.1%
54,500	National Semiconductor Corp.	1,434,440

Thrifts & Mortgage Finance – 1.3%
357,275	Astoria Financial Corp.	9,314,159
226,662	Freddie Mac	13,964,646

		23,278,805

Tobacco – 3.8%
817,392	Altria Group, Inc.	56,735,179
30,000	Loews Corp. - Carolina Group	2,283,600
161,300	Reynolds American, Inc.(a)	10,665,156

		69,683,935

Wireless Telecommunication Services – 2.7%
2,635,550	Sprint Nextel Corp.	49,864,606

TOTAL COMMON STOCKS
(Cost $1,651,229,405)		$1,788,074,890

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 1.3%

Joint Repurchase Agreement Account II
$23,400,000	5.381%	09/04/07	$23,400,000
Maturity Value: $23,413,991
(Cost $23,400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,674,629,405)			$1,811,474,890

	Interest
Shares	Rate	Value
Securities Lending Collateral – 2.4%

Boston Global Investment Trust – Enhanced Portfolio(c)
43,735,900	5.523%	$43,735,900
(Cost $43,735,900)

TOTAL INVESTMENTS – 102.2%
(Cost $1,718,365,305)		$1,855,210,790

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.2)%		(40,880,188)

NET ASSETS – 100.0%		$1,814,330,602

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2007. Additional information appears on page 35.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2007.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND
Schedule of Investments
August 31, 2007

Shares	Description	Value
Common Stocks – 94.6%

Aerospace & Defense – 1.9%
424,677	Alliant Techsystems, Inc.*	$44,722,735
1,533,498	Rockwell Collins, Inc.	105,612,007

		150,334,742

Auto Components – 2.8%
413,207	BorgWarner, Inc.	34,915,992
1,302,939	Johnson Controls, Inc.	147,362,401
1,126,192	Tenneco, Inc.*(a)	35,756,596
1	WABCO Holdings, Inc.	45

		218,035,034

Automobiles – 0.3%
2,953,786	Ford Motor Co.*(a)	23,069,069

Beverages – 0.7%
1,281,536	The Coca-Cola Co.	30,526,188
604,433	The Pepsi Bottling Group, Inc.	20,907,337

		51,433,525

Building Products – 0.6%
1,352,439	Lennox International, Inc.	48,647,231

Capital Markets – 1.7%
400	A.G. Edwards, Inc.	33,432
700	Affiliated Managers Group, Inc.*	79,275
981,206	E*Trade Financial Corp.*	15,287,189
3,000	Federated Investors, Inc. Class B	105,330
556,621	Lazard Ltd.(a)	22,314,936
1,541,709	Northern Trust Corp.	94,753,435

		132,573,597

Chemicals – 2.1%
1,067,748	Airgas, Inc.	49,351,313
782,724	Albemarle Corp.	31,676,840
507,088	Celanese Corp.	18,214,601
1,600	CF Industries Holdings, Inc.	101,328
5,208,738	Chemtura Corp.(a)	47,972,477
249,562	Cytec Industries, Inc.	16,570,917
2,270	FMC Corp.	204,300

		164,091,776

Commercial Banks – 6.6%
1,690,296	Commerce Bancorp, Inc.(a)	62,084,572
1,212,495	Commerce Bancshares, Inc.	56,623,517
3,786,831	KeyCorp	126,101,472
1,500,376	M&T Bank Corp.	158,859,811
2,139,906	Webster Financial Corp.	90,860,409
270,537	Zions Bancorp(a)	19,099,912

		513,629,693

Commercial Services & Supplies – 2.3%
8,246,368	Allied Waste Industries, Inc.*(a)	105,306,120
2,059,444	Monster Worldwide, Inc.*	70,432,985
115,708	Pitney Bowes, Inc.	5,168,676

		180,907,781

Communications Equipment – 0.0%
7,000	ADC Telecommunications, Inc.*	128,100

Computers & Peripherals – 1.5%
3,440	Diebold, Inc.	150,913
868,400	Lexmark International, Inc.*(a)	32,356,584
3,148,368	Seagate Technology(a)	81,290,862

		113,798,359

Diversified Consumer Services – 1.0%
4,071,323	H&R Block, Inc.	80,775,048

Diversified Financial Services – 0.9%
1,838,937	CIT Group, Inc.	69,088,863

Diversified Telecommunication Services – 3.5%
7,399,379	Cincinnati Bell, Inc.*	36,108,970
2,101,025	Embarq Corp.	131,145,980
11,597,058	Qwest Communications International, Inc.*(a)	103,793,669

		271,048,619

Electric Utilities – 10.4%
1,118,402	American Electric Power Co., Inc.	49,746,521
4,567,863	DPL, Inc.(a)	120,363,190
2,619,170	Edison International	138,056,451
2,215,457	Entergy Corp.	229,565,654
1,441,307	First Energy Corp.	88,553,902
5,910	Northeast Utilities	163,412
3,929,593	PPL Corp.	189,642,158

		816,091,288

Electrical Equipment – 1.3%
2,006,300	Cooper Industries Ltd.	102,662,371

Electronic Equipment & Instruments – 2.0%
4,265,502	Amphenol Corp.(a)	154,027,277
6,400	Arrow Electronics, Inc.*	268,544
5,124	Tektronix, Inc.	164,737
13,040	Vishay Intertechnology, Inc.*	172,519

		154,633,077

Energy Equipment & Services – 1.4%
1,150	Cameron International Corp.*	94,035
273,460	Smith International, Inc.	18,324,555
623,477	W-H Energy Services, Inc.*	39,628,198
907,266	Weatherford International Ltd.*	52,966,189

		111,012,977

Food & Staples Retailing – 2.6%
1,540,057	Safeway, Inc.	48,866,009
3,668,670	SUPERVALU, Inc.	154,634,440

		203,500,449

Food Products – 0.2%
1,800	Bunge Ltd.	164,592
515,798	Smithfield Foods, Inc.*	16,882,069

		17,046,661

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Gas Utilities – 0.3%
110,606	AGL Resources, Inc.	$4,392,164
376,075	Equitable Resources, Inc.	18,499,129

		22,891,293

Health Care Equipment & Supplies – 0.5%
821,705	Edwards Lifesciences Corp.*	39,688,351

Health Care Providers & Services – 0.5%
362,497	Coventry Health Care, Inc.*	20,796,453
394,150	Health Net, Inc.*	21,595,478

		42,391,931

Health Care Technology – 1.1%
2,740,785	IMS Health, Inc.	82,059,103

Hotels, Restaurants & Leisure – 0.3%
651,027	Boyd Gaming Corp.(a)	26,594,453
5,050	The Cheesecake Factory, Inc.*	125,896

		26,720,349

Household Durables – 2.5%
806,723	Fortune Brands, Inc.	67,030,614
624,772	Lennar Corp.(a)	17,662,305
4,445,584	Newell Rubbermaid, Inc.	114,651,611

		199,344,530

Household Products – 1.5%
1,919,114	The Clorox Co.	114,763,017

Independent Power Producers & Energy Traders – 0.3%
268,136	Constellation Energy Group, Inc.	22,239,200

Insurance – 6.1%
2,006,579	AMBAC Financial Group, Inc.(a)	126,053,293
2,690	Arthur J. Gallagher & Co.	79,436
1,061,195	Assurant, Inc.	54,693,990
1,032,594	Everest Re Group Ltd.	105,200,677
868,286	PartnerRe Ltd.	63,133,075
500,066	Philadelphia Consolidated Holding Corp.*	20,012,641
635,788	RenaissanceRe Holdings Ltd.	36,417,937
1,573,825	UnumProvident Corp.(a)	38,511,498
3,077	Willis Group Holdings Ltd.	119,695
456,915	XL Capital Ltd.	34,816,923

		479,039,165

IT Services – 0.4%
5,916,685	BearingPoint, Inc.*(a)	34,730,941

Life Sciences Tools & Services – 0.9%
2,535,018	PerkinElmer, Inc.	69,484,843

Machinery – 1.3%
2,580	AGCO Corp.*	111,456
2,165	Dover Corp.	106,951
799,482	Eaton Corp.	75,327,194
539,204	JoyGlobal, Inc.	23,396,062
1,400	Kennametal, Inc.	112,924
4,550	Pentair, Inc.	168,941
2,720	SPX Corp.	244,936

		99,468,464

Media – 0.7%
18,518,980	Charter Communications, Inc.*(a)	51,482,764
2,917	R.H. Donnelley Corp.*	171,607

		51,654,371

Metals & Mining – 1.7%
910	Cleveland-Cliffs, Inc.	69,406
1,486,285	Commercial Metals Co.	42,938,774
1,355,555	Nucor Corp.	71,708,859
630,586	Ternium SA ADR(a)	19,232,873

		133,949,912

Multi-Utilities – 2.6%
1,380,823	CMS Energy Corp.(a)	22,535,031
3,750	MDU Resources Group, Inc.	101,438
2,428,515	PG&E Corp.(a)	108,068,917
231,019	SCANA Corp.	8,866,509
1,359,206	Wisconsin Energy Corp.	60,226,418

		199,798,313

Multiline Retail – 1.3%
1,449,141	J.C. Penney Co., Inc.	99,642,935

Office Electronics – 0.5%
2,189,035	Xerox Corp.*	37,498,170

Oil, Gas & Consumable Fuels – 9.9%
2,600	Brasil Ecodiesel Industria e Comercio de Biocombustiveis e Oleos Vegetais SA ADR*	17,001
4,600	Brasil Ecodiesel Industria e Comercio de Biocombustiveis e Oleos Vegetais SA ADR*(b)	30,078
2,850	CONSOL Energy, Inc.	113,658
1,637,863	EOG Resources, Inc.	110,326,452
2,657,976	Hess Corp.	163,119,987
2,200	Newfield Exploration Co.*	95,678
1,200	Noble Energy	72,084
6,283,027	Range Resources Corp.(a)(c)	228,136,710
637,293	Tesoro Corp.	31,437,664
7,681,928	The Williams Companies, Inc.(a)	238,139,768

		771,489,080

Paper & Forest Products – 0.6%
5,957,916	Domtar Corp.*	47,663,328

Pharmaceuticals – 0.0%
3,800	Endo Pharmaceuticals Holdings, Inc.*	121,144

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND
Schedule of Investments (continued)
August 31, 2007

Shares	Description	Value
Common Stocks – (continued)

Real Estate Investment Trusts (REITs) – 9.1%
3,015,684	Annaly Capital Management, Inc.	$42,490,988
2,464,070	Apartment Investment & Management Co.	110,143,929
1,840,004	Brandywine Realty Trust(a)	47,435,303
605,528	Camden Property Trust	37,233,917
3,805,724	DCT Industrial Trust, Inc.(a)	38,894,499
946,885	Developers Diversified Realty Corp.	50,639,410
2,297,116	Highwoods Properties, Inc.	81,984,070
2,175,640	Liberty Property Trust(a)	84,980,498
1,392,152	Mack-Cali Realty Corp.	58,136,268
2,124,039	Pennsylvania Real Estate Investment Trust(a)(c)	80,352,395
770,897	Vornado Realty Trust	82,169,911

		714,461,188

Road & Rail – 2.3%
1,111,718	J.B. Hunt Transport Services, Inc.	31,984,127
813,983	Landstar System, Inc.	35,009,409
918,185	Norfolk Southern Corp.	47,020,254
1,273,142	Ryder System, Inc.(a)	69,704,524

		183,718,314

Semiconductors & Semiconductor Equipment – 1.7%
3,067,783	LSI Logic Corp.*	21,137,025
1,850,336	National Semiconductor Corp.(a)	48,700,844
1,813,286	Tessera Technologies, Inc.*	66,420,666

		136,258,535

Software – 1.4%
5,611,042	Activision, Inc.*	109,359,209

Specialty Retail – 0.4%
1,106,608	Ross Stores, Inc.	30,796,901
50	The Gap, Inc.	938

		30,797,839

Thrifts & Mortgage Finance – 1.7%
2,069,505	Astoria Financial Corp.	53,951,995
4,183,762	Hudson City Bancorp, Inc.	59,493,096
732,209	The PMI Group, Inc.	23,196,381

		136,641,472

Tobacco – 0.9%
373,021	Loews Corp. - Carolina Group(a)	28,394,359
636,996	Reynolds American, Inc.(a)	42,118,175

		70,512,534

Wireless Telecommunication Services – 0.3%
992,577	MetroPCS Communications, Inc.*	27,087,426

TOTAL COMMON STOCKS
(Cost $6,808,119,951)		$7,405,983,217

Exchange Traded Funds — 4.5%

694,418	iShares Russell Midcap Value Index Fund	102,843,306
1,620,844	Midcap SPDR Trust Series 1(a)	254,067,297

TOTAL EXCHANGE TRADED FUNDS
(Cost $345,959,891)		$356,910,603

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(d) – 2.9%

Joint Repurchase Agreement Account II
$229,300,000	5.381%	09/04/07	$229,300,000
Maturity Value: $229,437,096
(Cost $229,300,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $7,383,379,842)			$7,992,193,820

	Interest
Shares	Rate	Value
Securities Lending Collateral – 9.6%

Boston Global Investment Trust – Enhanced Portfolio(e)
751,322,575	5.523%	$751,322,575
(Cost $751,322,575)

TOTAL INVESTMENTS – 111.6%
(Cost $8,134,702,417)		$8,743,516,395

LIABILITIES IN EXCESS OF OTHER ASSETS – (11.6)%		(913,246,499)

NET ASSETS – 100.0%		$7,830,269,896

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $30,078, which represents approximately 0.0% of net assets as of August 31, 2007.

(c)	Represents an affiliated issuer.

(d)	Joint repurchase agreement was entered into on August 31, 2007. Additional information appears on page 35.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2007.

Investment Abbreviation:
ADR	—	American Depositary Receipt

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND
Schedule of Investments
August 31, 2007

Shares	Description	Value
Common Stocks – 94.6%

Aerospace & Defense – 1.1%
281,995	AAR Corp.*	$8,854,643
312,406	EDO Corp.(a)	13,445,954

		22,300,597

Air Freight & Logistics – 0.4%
248,700	Forward Air Corp.	8,714,448

Airlines – 0.9%
1,807,667	AirTran Holdings, Inc.*(a)	18,998,580

Auto Components – 0.8%
489,323	Tenneco, Inc.*	15,536,005

Biotechnology – 0.7%
846,232	Medarex, Inc.*(a)	14,512,879

Building Products – 3.6%
239,524	Builders FirstSource, Inc.*	3,137,764
568,151	Goodman Global, Inc.*(a)	13,289,052
668,421	Hovnanian Enterprises, Inc.*(a)	7,934,157
345,545	The Ryland Group, Inc.(a)	9,896,409
49,304	Trex Co., Inc.*(a)	662,153
466,378	Universal Forest Products, Inc.	17,391,235
414,648	Watsco, Inc.(a)	19,952,862

		72,263,632

Capital Markets – 1.0%
588,284	Highland Distressed Opportunities, Inc.(a)	7,341,784
406,431	Knight Capital Group, Inc.*	5,584,362
625,799	PennantPark Investment Corp.(a)	8,122,871
13,135	Technology Investment Capital Corp.(a)	172,594

		21,221,611

Chemicals – 3.0%
670,559	H.B. Fuller Co.	18,044,743
301,146	KMG Chemicals, Inc.(a)	7,061,874
310,709	Minerals Technologies, Inc.	20,478,830
112,392	Penford Corp.	3,967,438
1,382,277	PolyOne Corp.*	11,099,684

		60,652,569

Commercial Banks – 12.1%
271,229	Alabama National Bancorp	14,310,042
127,929	Alliance Bankshares Corp.*	1,274,173
24,637	Bank of Hawaii Corp.	1,266,588
312,479	Bank of the Ozarks, Inc.(a)	9,558,733
38,182	Bridge Capital Holdings*	852,604
650,181	Cardinal Financial Corp.	6,059,687
238,780	Central Pacific Financial Corp.	7,597,980
144,434	Chittenden Corp.	5,023,415
645,169	CoBiz, Inc.	11,780,786
344,567	Columbia Banking System, Inc.	10,512,739
44,956	Cullen/Frost Bankers, Inc.	2,318,830
54,376	East West Bancorp, Inc.	1,946,661
548,801	F.N.B. Corp.(a)	9,318,641
36,044	First Community Bancorp	1,955,747
320,825	First Financial Bankshares, Inc.	13,570,897
816,327	Glacier Bancorp, Inc.	17,926,541
96,836	Hancock Holding Co.	3,873,440
295,240	IBERIABANK Corp.	14,812,191
108,225	Midwest Banc Holdings, Inc.(a)	1,619,046
462,397	Millennium Bankshares Corp.(b)	3,467,978
223,795	Nexity Financial Corp.*	1,846,309
16,285	Pinnacle Financial Partners, Inc.*	465,751
136,419	Preferred Bank	5,612,278
555,259	Prosperity Bancshares, Inc.	18,751,096
21,629	Provident Bankshares Corp.	668,336
1,130	SCBT Financial Corp.	40,296
765,023	Signature Bank*	26,439,195
545	Smithtown Bancorp, Inc.	12,562
264,782	Southcoast Financial Corp.*(a)	4,578,081
230,230	Sterling Bancorp	3,402,799
174,902	Sterling Bancshares, Inc.	1,999,130
120,092	Sterling Financial Corp.	3,058,743
162,645	Summit State Bank	1,626,450
94,637	Texas Capital Bancshares, Inc.*	2,064,979
691,149	The Bancorp, Inc.*(b)	14,016,502
486,918	United Community Banks, Inc.(a)	11,827,238
253,234	West Coast Bancorp	6,943,676
44,158	Westamerica Bancorp(a)	2,143,871

		244,544,011

Commercial Services & Supplies – 4.8%
992,766	Comfort Systems USA, Inc.	14,444,745
417,267	G&K Services, Inc.	17,379,171
845,876	IKON Office Solutions, Inc.	11,876,099
223,901	LECG Corp.*	3,434,641
550,652	On Assignment, Inc.*	5,825,898
331,653	Resources Connection, Inc.	9,949,590
205,089	School Specialty, Inc.*(a)	7,473,443
609,528	Waste Connections, Inc.*	18,541,842
182,760	Watson Wyatt Worldwide, Inc.	8,646,376

		97,571,805

Communications Equipment – 2.2%
476,975	Andrew Corp.*	6,715,808
243,985	Black Box Corp.	9,991,186
371,735	Plantronics, Inc.(a)	10,557,274
1,360,363	Tekelec*	16,732,465

		43,996,733

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND
Schedule of Investments (continued)
August 31, 2007

Shares	Description	Value
Common Stocks – (continued)

Computers & Peripherals – 2.0%
293,785	Avid Technology, Inc.*(a)	$9,057,391
748,411	Electronics for Imaging, Inc.*	19,518,559
664,309	Emulex Corp.*	12,980,598

		41,556,548

Construction & Engineering – 0.0%
747,791	Modtech Holdings, Inc.*	874,916

Containers & Packaging – 0.3%
1,650,685	Caraustar Industries, Inc.*(b)	6,124,041

Diversified Consumer Services – 0.4%
201,955	Bright Horizons Family Solutions, Inc.*	8,011,555

Diversified Financial Services – 1.1%
446,030	Compass Diversified Trust	6,284,563
515,347	Financial Federal Corp.(a)	15,723,237

		22,007,800

Diversified Telecommunication Services – 0.5%
704,586	Premiere Global Services, Inc.*	9,215,985

Electric Utilities – 3.8%
561,650	Cleco Corp.	12,940,416
1,549,571	El Paso Electric Co.*	34,586,425
48,782	ITC Holdings Corp.	2,169,823
40,429	MGE Energy, Inc.	1,331,731
354,309	Sierra Pacific Resources	5,428,014
112,764	The Empire District Electric Co.	2,585,679
145,334	Unisource Energy Corp.	4,304,793
552,319	Westar Energy, Inc.	13,415,828

		76,762,709

Electrical Equipment – 1.3%
207,460	Belden CDT, Inc.	10,084,631
78,176	Franklin Electric Co., Inc.(a)	3,227,105
771,964	GrafTech International Ltd.*	12,961,275

		26,273,011

Electronic Equipment & Instruments – 1.6%
80,060	Anixter International, Inc.*(a)	6,146,206
462,357	Benchmark Electronics, Inc.*	11,595,914
302,295	Insight Enterprises, Inc.*	7,170,438
167,670	MTS Systems Corp.	7,062,260

		31,974,818

Energy Equipment & Services – 2.0%
500,700	Oil States International, Inc.*	21,129,540
298,147	W-H Energy Services, Inc.*	18,950,223

		40,079,763

Food & Staples Retailing – 1.5%
932,954	Casey’s General Stores, Inc.	26,458,575
100,080	Nash Finch Co.(a)	3,754,001

		30,212,576

Gas Utilities – 1.4%
79,579	Northwest Natural Gas Co.	3,697,240
17,765	Piedmont Natural Gas Co., Inc.(a)	468,996
425,282	South Jersey Industries, Inc.	14,421,313
312,171	Southwest Gas Corp.	9,056,081

		27,643,630

Health Care Equipment & Supplies – 2.0%
312,708	American Medical Systems Holdings, Inc.*(a)	5,753,827
1,222,558	Cardiac Science Corp.*(b)	11,504,271
195,394	Edwards Lifesciences Corp.*(a)	9,437,530
822,602	Symmetry Medical, Inc.*	13,186,310

		39,881,938

Health Care Providers & Services – 2.0%
311,383	Amedisys, Inc.*	11,764,050
164,129	LHC Group, Inc.*	3,287,504
275,533	Owens & Minor, Inc.	10,993,767
67,872	Providence Service Corp.*(a)	2,040,232
671,093	PSS World Medical, Inc.*	12,804,454

		40,890,007

Hotels, Restaurants & Leisure – 2.1%
279,228	Boyd Gaming Corp.	11,406,464
362,857	California Pizza Kitchen, Inc.*	7,420,426
456,409	CEC Entertainment, Inc.*	14,011,756
358,154	Einstein Noah Restaurant Group, Inc.*	5,956,101
218,995	Isle of Capri Casinos, Inc.*(a)	4,057,977

		42,852,724

Household Durables – 0.1%
51,635	Jarden Corp.*	1,693,112

Insurance – 5.5%
1,422,910	American Equity Investment Life Holding Co.(a)	14,527,911
368,271	Aspen Insurance Holdings Ltd.	9,239,919
337,167	Donegal Group, Inc.	5,067,620
386,913	Max Capital Group Ltd.	10,624,631
839,563	Meadowbrook Insurance Group, Inc.*	7,413,341
357,211	National Atlantic Holdings Corp.*	3,572,110
201,558	Navigators Group, Inc.*	10,924,444
392,026	ProAssurance Corp.*(a)	20,612,727
699,692	ProCentury Corp.(b)	9,921,633
169,555	RLI Corp.	10,198,733
352,033	Security Capital Assurance Ltd.(a)	7,156,831
63,890	StanCorp Financial Group, Inc.	3,009,219

		112,269,119

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Internet Software & Services – 0.6%
1,351,991	Ariba, Inc.*(a)	$11,897,521

IT Services – 0.6%
113,622	eFunds Corp.*	4,122,206
148,608	Hewitt Associates, Inc.*	4,997,687
86,082	MAXIMUS, Inc.	3,682,588

		12,802,481

Machinery – 4.0%
287,263	Actuant Corp.(a)	17,520,170
752,968	Commercial Vehicle Group, Inc.*	10,707,205
437,705	Mueller Industries, Inc.	15,162,101
166,352	RBC Bearings, Inc.*	5,905,496
174,345	Tennant Co.	7,325,977
1,911,954	Wabash National Corp.(b)	25,027,478

		81,648,427

Media – 0.6%
143,891	Dolan Media*	2,859,114
694,498	RCN Corp.*	9,993,826

		12,852,940

Metals & Mining – 1.2%
309,822	Commercial Metals Co.	8,950,758
112,906	Kaiser Aluminum Corp.	7,668,575
285,739	Olympic Steel, Inc.	6,980,604

		23,599,937

Multi-Utilities – 0.1%
53,285	CH Energy Group, Inc.	2,518,782

Multiline Retail – 0.7%
481,897	Big Lots, Inc.*(a)	14,346,074

Oil, Gas & Consumable Fuels – 3.0%
629,814	Parallel Petroleum Corp.*(a)	11,141,410
488,486	Range Resources Corp.	17,736,927
969,346	Rex Energy Corp.*	8,346,069
538,450	Williams Partners LP	24,009,485

		61,233,891

Personal Products – 1.2%
406,117	Elizabeth Arden, Inc.*	9,990,478
446,508	Playtex Products, Inc.*	8,126,446
551,009	Prestige Brands Holdings, Inc.*	6,044,569

		24,161,493

Real Estate Investment Trusts (REITs) – 8.0%
408,909	Acadia Realty Trust	10,210,458
427,370	American Campus Communities, Inc.	12,111,666
533,631	BioMed Realty Trust, Inc.	13,009,924
540,935	Brandywine Realty Trust	13,945,304
361,221	Cogdell Spencer, Inc.	6,440,571
332,525	Digital Realty Trust, Inc.	12,968,475
226,010	Entertainment Properties Trust	10,812,318
705,366	Lexington Corporate Properties Trust(a)	14,586,969
706,872	National Retail Properties, Inc.(a)	16,604,423
1,072,171	Omega Healthcare Investors, Inc.	15,964,626
537,689	Parkway Properties, Inc.	24,884,247
716,397	U-Store-It Trust	9,714,343

		161,253,324

Road & Rail – 0.5%
595,454	Heartland Express, Inc.(a)	9,271,219

Semiconductors & Semiconductor Equipment – 3.2%
608,392	AMIS Holdings, Inc.*	6,309,025
322,472	ATMI, Inc.*	9,725,756
1,936,515	Cirrus Logic, Inc.*	13,187,667
208,960	Entegris, Inc.*	1,972,582
202,645	FormFactor, Inc.*	9,191,977
864,981	Integrated Device Technology, Inc.*	13,528,303
248,161	Semtech Corp.*(a)	4,427,192
200,382	Tessera Technologies, Inc.*	7,339,993

		65,682,495

Software – 3.8%
433,878	ACI Worldwide, Inc.*	11,272,151
263,907	Commvault Systems, Inc.*	5,027,428
999,131	Intervoice, Inc.*	8,003,039
106,280	JDA Software Group, Inc.*	2,205,310
705,022	Lawson Software, Inc.*(a)	6,916,266
322,530	Macrovision Corp.*	7,653,637
87,735	MICROS Systems, Inc.*	5,293,930
377,046	MSC.Software Corp.*	4,769,632
990,197	Parametric Technology Corp.*(a)	17,437,369
272,031	Progress Software Corp.*	8,302,386

		76,881,148

Specialty Retail – 3.2%
461,320	Aaron Rents, Inc.(a)	11,805,179
466,103	Asbury Automotive Group, Inc.	10,077,147
728,872	Cache, Inc.*	12,230,472
1,082,633	Charming Shoppes, Inc.*(a)	9,787,002
143,791	Christopher & Banks Corp.(a)	1,736,995
201,499	Gymboree Corp.*	8,078,095
364,287	Hot Topic, Inc.*	3,049,082
93,059	Lithia Motors, Inc.(a)	1,666,687
1,546,134	The Wet Seal, Inc.*	7,003,987

		65,434,646

Textiles, Apparel & Luxury Goods – 1.1%
440,991	Fossil, Inc.*(a)	14,777,608
342,838	K-Swiss, Inc.	8,269,253

		23,046,861

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND
Schedule of Investments (continued)
August 31, 2007

Shares	Description	Value
Common Stocks – (continued)

Thrifts & Mortgage Finance – 1.8%
206,330	Berkshire Hills Bancorp, Inc.(a)	$6,113,558
814,414	Brookline Bancorp, Inc.	10,188,319
327,445	First Niagara Financial Group, Inc.	4,626,798
43,872	Flushing Financial Corp.	720,378
375,605	NewAlliance Bancshares, Inc.	5,600,270
404,636	PFF Bancorp, Inc.	7,089,223
32,535	Washington Federal, Inc.	863,479
16,249	WSFS Financial Corp.	978,840

		36,180,865

Trading Companies & Distributors – 2.4%
451,337	Applied Industrial Technologies, Inc.	14,433,757
227,418	NuCo2, Inc.*(a)	5,978,819
878,624	UAP Holding Corp.	26,279,644
74,913	Williams Scotsman International, Inc.*	2,045,874

		48,738,094

Transportation Infrastructure – 0.1%
134,460	Aegean Marine Petroleum Network, Inc.	2,978,289

Wireless Telecommunication Services – 0.3%
455,122	Dobson Communications Corp.*	5,748,191

TOTAL COMMON STOCKS
(Cost $1,698,844,250)		$1,918,913,800

Exchange Traded Fund(a) – 3.5%

901,187	iShares Russell 2000 Value Index Fund	$69,103,019
(Cost $69,162,123)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(c) – 2.1%

Joint Repurchase Agreement Account II
$43,100,000	5.381%	09/04/07	$43,100,000
Maturity Value: $43,125,769
(Cost $43,100,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,811,106,373)			$2,031,116,819

	Interest
Shares	Rate	Value
Securities Lending Collateral – 10.3%

Boston Global Investment Trust – Enhanced Portfolio(d)
209,280,475	5.523%	$209,280,475
(Cost $209,280,475)

TOTAL INVESTMENTS – 110.5%
(Cost $2,020,386,848)		$2,240,397,294

LIABILITIES IN EXCESS OF OTHER ASSETS – (10.5)%		(211,989,968)

NET ASSETS – 100.0%		$2,028,407,326

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

(c)	Joint repurchase agreement was entered into on August 31, 2007. Additional information appears on page 35.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2007.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

ADDITIONAL INVESTMENT INFORMATION
JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2007, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Large Cap Value	$54,900,000

Growth and Income	23,400,000

Mid Cap Value	229,300,000

Small Cap Value	43,100,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$3,100,000,000	5.35%	09/04/07	$3,101,842,778

Barclays Capital PLC	4,300,000,000	5.40	09/04/07	4,302,580,000

Citigroup Global Markets, Inc.	3,000,000,000	5.40	09/04/07	3,001,800,000

Credit Suisse Securities (USA) LLC	500,000,000	5.35	09/04/07	500,297,222

Deutsche Bank Securities, Inc.	4,700,000,000	5.40	09/04/07	4,702,820,000

Greenwich Capital Markets	750,000,000	5.35	09/04/07	750,445,833

UBS Securities LLC	1,960,600,000	5.33	09/04/07	1,961,761,111

Wachovia Bank	250,000,000	5.38	09/04/07	250,149,444

TOTAL				$18,571,696,388

At August 31, 2007, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 5.375%, due 07/18/11; Federal Home Loan Mortgage Association, 3.500% to 12.500%, due 11/01/07 to 05/01/47; Federal National Mortgage Association, 3.500% to 10.500%, due 10/01/07 to 09/01/47 and Government National Mortgage Association, 5.000% to 9.000%, due 10/15/09 to 08/15/37. The aggregate market value of the collateral, including accrued interest, was $18,974,313,689.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS
Statements of Assets and Liabilities
August 31, 2007

	Large Cap Value	Growth and Income	Mid Cap Value	Small Cap Value
	Fund	Fund	Fund	Fund

Assets:

Investments in securities, of unaffiliated issuers at value (identified cost $2,505,332,718, $1,674,629,405, $7,142,029,593 and $1,736,560,096, respectively)(a)	$2,650,900,954	$1,811,474,890	$7,683,704,715	$1,961,054,916
Investment in securities of affiliated issuers, at value (identified cost $0, $0, $241,350,249, and $74,546,277, respectively)	—	—	308,489,105	70,061,903
Securities lending collateral, at value which equals cost	45,212,000	43,735,900	751,322,575	209,280,475
Cash	75,174	—	—	—
Receivables:
Investment securities sold	126,232,183	99,947,128	21,753,385	7,277,958
Fund shares sold	11,395,123	3,822,309	10,556,083	1,419,457
Dividend and interest	5,989,015	4,252,896	15,260,054	1,085,893
Foreign tax reclaims, at value	—	27,112	—	—
Securities lending income	8,756	10,202	148,665	102,516
Other assets	6,954	14,072	30,899	9,571

Total assets	2,839,820,159	1,963,284,509	8,791,265,481	2,250,292,689

Liabilities:

Due to Custodian	—	2,227,675	4,975,796	870,100
Payables:
Payable upon return of securities loaned	45,212,000	43,735,900	751,322,575	209,280,475
Investment securities purchased	124,611,027	97,910,828	168,778,739	6,224,829
Fund shares repurchased	4,283,224	2,728,178	28,308,972	2,982,901
Amounts owed to affiliates	2,118,148	1,806,523	6,891,718	2,278,548
Accrued expenses	240,895	544,803	717,785	248,510

Total liabilities	176,465,294	148,953,907	960,995,585	221,885,363

Net Assets:

Paid-in capital	2,377,133,837	1,501,953,151	6,550,890,101	1,554,414,716
Accumulated undistributed net investment income	15,638,849	8,619,176	23,371,625	1,275,691
Accumulated net realized gain on investment transactions	125,013,943	166,912,790	647,194,192	252,706,473
Net unrealized gain on investments	145,568,236	136,845,485	608,813,978	220,010,446

NET ASSETS	$2,663,354,865	$1,814,330,602	$7,830,269,896	$2,028,407,326

Net Assets:
Class A	$1,014,800,122	$1,542,985,932	$4,363,868,222	$1,003,510,491
Class B	45,416,287	147,109,654	191,173,536	68,532,192
Class C	113,208,101	65,631,793	348,636,534	97,013,264
Institutional	1,482,512,704	57,351,996	2,644,803,403	801,475,902
Service	7,417,651	1,251,227	281,788,201	57,875,477

Shares Outstanding:
Class A	67,893,728	51,411,560	109,544,360	22,431,112
Class B	3,122,980	5,047,222	4,969,747	1,699,191
Class C	7,830,300	2,260,669	9,119,108	2,407,913
Institutional	98,042,538	1,885,924	65,731,050	17,252,335
Service	498,393	41,702	7,135,596	1,314,027

Total shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	177,387,939	60,647,077	196,499,861	45,104,578

Net asset value, offering and redemption price per share: (b)
Class A	$14.95	$30.01	$39.84	$44.74
Class B	14.54	29.15	38.47	40.33
Class C	14.46	29.03	38.23	40.29
Institutional	15.12	30.41	40.24	46.46
Service	14.88	30.00	39.49	44.04

(a)	Includes loaned securities having a market value of $44,262,400, $42,827,966, $736,685,876, and $206,566,534 for the Large Cap Value, Growth and Income, Mid Cap Value, and Small Cap Value Funds, respectively.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds is $15.82, $31.76, $42.16 and $47.34, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS
Statements of Operations
For the Year Ended August 31, 2007

	Large Cap Value	Growth and Income	Mid Cap Value	Small Cap Value
	Fund	Fund	Fund	Fund

Investment income:

Dividends — unaffiliated issuers(a)	$39,957,124	$39,630,572	$112,756,496	$25,785,075
Dividends — affiliated issuers	—	—	3,256,595	466,256
Interest (including securities lending income of $15,863, $88,690, $537,885 and $728,847, respectively)	2,980,478	1,345,896	11,349,614	4,194,192

Total investment income	42,937,602	40,976,468	127,362,705	30,445,523

Expenses:

Management fees	13,850,632	10,069,108	51,326,245	20,891,124
Distribution and Service fees(b)	3,401,752	4,467,858	16,247,128	4,540,591
Transfer agent fees(b)	2,271,958	2,751,749	10,057,821	2,718,775
Registration fees	184,982	168,722	173,361	86,708
Custody and accounting fees	141,271	127,604	388,769	205,680
Printing fees	135,417	115,908	267,325	127,536
Shareholder meeting proxy expense	75,099	93,732	299,802	76,450
Professional fees	72,342	71,486	74,246	72,246
Service share fees — Service Plan	16,631	3,394	584,128	133,092
Service share fees — Shareholder Administration Plan	16,630	3,395	584,129	133,092
Trustee fees	15,200	15,200	15,200	15,200
Other	80,783	153,940	625,196	153,409

Total expenses	20,262,697	18,042,096	80,643,350	29,153,903

Less — expense reductions	(64,999)	(89,263)	(326,922)	(121,911)

Net expenses	20,197,698	17,952,833	80,316,428	29,031,992

NET INVESTMENT INCOME	22,739,904	23,023,635	47,046,277	1,413,531

Realized and unrealized gain (loss) on investment transactions:

Net realized gain from investment transactions — unaffiliated issuers (including commission recaptured of $309,375, $211,187, $853,304, and $0, respectively)	148,532,356	194,014,603	708,194,323	340,856,834
Net realized gain (loss) from investment transactions — affiliated issuers	—	—	24,148,710	(4,449,245)
Net change in unrealized gain (loss) on Investments	1,802,619	(84,367,993)	1,187,797	(131,726,701)

Net realized and unrealized gain on investment transactions	150,334,975	109,646,610	733,530,830	204,680,888

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$173,074,879	$132,670,245	$780,577,107	$206,094,419

(a)	Foreign taxes withheld on dividends were $108,272 and $20,586 for Growth and Income and Mid Cap Value Funds, respectively.
(b)	Class specific Distribution and Service, and Transfer agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Large Cap Value	$2,188,934	$324,155	$888,663	$1,663,590	$61,589	$168,846	$375,272	$2,661
Growth and Income	3,303,792	822,810	341,256	2,510,882	156,334	64,839	19,151	543
Mid Cap Value	10,408,697	2,090,540	3,747,891	7,910,610	397,202	712,099	944,449	93,461
Small Cap Value	2,661,846	790,257	1,088,488	2,023,002	150,149	206,813	317,516	21,295
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS
Statements of Changes in Net Assets

	Large Cap Value Fund		Growth and Income Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2007	August 31, 2006	August 31, 2007	August 31, 2006

From operations:

Net investment income	$22,739,904	$11,466,374	$23,023,635	$18,090,303
Net realized gain on investment transactions	148,532,356	50,902,226	194,014,603	75,962,963
Net change in unrealized gain (loss) on investments	1,802,619	59,478,440	(84,367,993)	41,654,688

Net increase in net assets resulting from operations	173,074,879	121,847,040	132,670,245	135,707,954

Distributions to shareholders:

From net investment income
Class A Shares	(6,378,501)	(3,536,462)	(16,705,694)	(15,459,916)
Class B Shares	(36,447)	—	(540,321)	(644,688)
Class C Shares	(275,060)	(40,591)	(241,843)	(149,276)
Institutional Shares	(6,863,767)	(3,440,770)	(828,510)	(352,889)
Service Shares	(46,222)	(18,522)	(15,783)	(13,987)
From net realized gains
Class A Shares	(27,128,729)	(39,566,820)	(58,704,964)	—
Class B Shares	(978,801)	(1,877,391)	(3,208,884)	—
Class C Shares	(2,636,166)	(3,034,163)	(1,117,276)	—
Institutional Shares	(20,481,185)	(25,092,442)	(2,015,270)	—
Service Shares	(203,440)	(202,383)	(51,575)	—

Total distributions to shareholders	(65,028,318)	(76,809,544)	(83,430,120)	(16,620,756)

From share transactions:

Net proceeds from sales of shares	1,615,409,364	573,590,981	465,432,556	174,954,300
Proceeds received in connection with merger	57,625,018	—	364,939,808	—
Reinvestment of dividends and distributions	53,401,675	61,469,072	80,471,351	16,116,266
Cost of shares repurchased	(469,961,371)	(285,916,261)	(318,832,436)	(190,484,864)

Net increase (decrease) in net assets resulting from share transactions	1,256,474,686	349,143,792	592,011,279	585,702

TOTAL INCREASE (DECREASE)	1,364,521,247	394,181,288	641,251,404	119,672,900

Net assets:

Beginning of year	1,298,833,618	904,652,330	1,173,079,198	1,053,406,298

End of year	$2,663,354,865	$1,298,833,618	$1,814,330,602	$1,173,079,198

Accumulated undistributed net investment income	$15,638,849	$7,922,707	$8,619,176	$4,244,248

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

Mid Cap Value Fund		Small Cap Value Fund

For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
August 31, 2007	August 31, 2006	August 31, 2007	August 31, 2006

$47,046,277	$29,328,481	$1,413,531	$1,824,896
732,343,033	289,762,622	336,407,589	141,903,630
1,187,797	49,502,237	(131,726,701)	40,498,217

780,577,107	368,593,340	206,094,419	184,226,743

(17,268,452)	(10,526,872)	—	—
—	—	—	—
—	—	—	—
(16,859,404)	(9,368,607)	(1,473,292)	—
(869,209)	(412,877)	—	—

(158,951,532)	(188,260,058)	(84,542,647)	(75,728,950)
(9,001,990)	(15,143,751)	(7,223,369)	(8,049,217)
(15,963,264)	(24,343,219)	(9,821,732)	(9,703,113)
(86,319,324)	(89,212,401)	(58,816,545)	(47,119,702)
(8,376,196)	(6,744,123)	(3,849,774)	(2,633,286)

(313,609,371)	(344,011,908)	(165,727,359)	(143,234,268)

2,809,421,595	2,233,949,448	529,417,415	482,156,211
20,207,575	—	—	—
277,924,714	303,771,448	151,173,368	128,677,197
(1,737,599,946)	(1,211,067,856)	(637,850,083)	(702,069,048)

1,369,953,938	1,326,653,040	42,740,700	(91,235,640)

1,836,921,674	1,351,234,472	83,107,760	(50,243,165)

5,993,348,222	4,642,113,750	1,945,299,566	1,995,542,731

$7,830,269,896	$5,993,348,222	$2,028,407,326	$1,945,299,566

$23,371,625	$17,677,379	$1,275,691	$6,113,544

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS
Notes to Financial Statements
August 31, 2007
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, and Goldman Sachs Small Cap Value Fund (collectively, the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service. Class A shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”), as distributor of the Funds receives such sales charges of which a certain portion may be retained.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.
B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
C. Commission Recapture — The Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) on investments in the Statements of Operations.
D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer agency fees.

GOLDMAN SACHS VALUE EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly for the Goldman Sachs Growth and Income Fund and annually for all other Funds. Capital gains distributions, if any, are declared and paid annually for all Funds. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from U.S. generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
     In addition, distributions paid by the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.
F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. In addition, the Funds’ credit exposure is to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.
G. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.
3. AGREEMENTS
A. Management Agreement — GSAM, an affiliate of Goldman Sachs, serves as the investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS VALUE EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
3. AGREEMENTS (continued)
     For the year ended August 31, 2007, GSAM received a Management fee on a contractual basis at the following rates:

	Contractual Management Rate

	Up to	Next	Over	Effective
Fund	$1 Billion	$1 Billion	$2 Billion	Rate

Large Cap Value	0.75%	0.68%	0.65%	0.71%

Growth and Income	0.70%	0.63%	0.60%	0.68%

Mid Cap Value	0.75%	0.75%	0.68%	0.70%

Small Cap Value	1.00%	1.00%	0.90%	0.99%

B. Distribution Agreement and Service Plan — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of each Funds’ average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares.
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended August 31, 2007, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

Large Cap Value	$246,000	$300	$100

Growth and Income	1,325,600	300	200

Mid Cap Value	267,700	700	100

Small Cap Value	20,200	300	—

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service Shares.
E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management Fees, Distribution and Service Fees, Transfer Agency fees and expenses, Service Shares fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive on any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the

GOLDMAN SACHS VALUE EQUITY FUNDS

3. AGREEMENTS (continued)
average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations of the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds as an annual percentage rate of average daily net assets were 0.064%, 0.054%, 0.104% and 0.064%, respectively.
     In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. For the year ended August 31, 2007, these expense reductions were as follows (in thousands):

	Expense Credits

		Transfer	Total Expense
Fund	Custody Fee	Agent Fee	Reductions

Large Cap Value	$9	$56	$65

Growth and Income	7	82	89

Mid Cap Value	43	284	327

Small Cap Value	40	82	122

     As of August 31, 2007, the amounts owed to affiliates of the Trust were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Large Cap Value	$1,541	$343	$234	$2,118

Growth and Income	1,021	504	282	1,807

Mid Cap Value	4,620	1,384	888	6,892

Small Cap Value	1,709	353	217	2,279

4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended August 31, 2007, were as follows:

Fund	Purchases	Sales and Maturities

Large Cap Value	$2,855,920,449	$1,728,763,427

Growth and Income	1,612,310,727	1,435,309,885

Mid Cap Value	6,518,980,602	5,291,967,380

Small Cap Value	1,399,596,096	1,491,148,254

     For the year ended August 31, 2007, Goldman Sachs earned approximately $246,000, $57,800, $257,700 and $8,800 of brokerage commissions from portfolio transactions, executed on behalf of the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds, respectively.
     An investment by the Funds representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined in the Act) of the Trust and an affiliate (as defined in Rule 6-02(a) of Regulation S-X) of the Trust. The following table provides information about the investments by the Mid Cap Value and Small Cap Value Funds in

GOLDMAN SACHS VALUE EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
4. PORTFOLIO SECURITIES TRANSACTIONS (continued)
shares of issuers of which the Trust is an affiliate for the year ended August 31, 2007, including income earned from these affiliated issuers.

		Number of
		Shares Held			Number of Shares
		Beginning	Shares	Shares	Held End	Value at
		of Year	Bought	Sold	of Year	End	Dividend
Name of Affiliated Issuer	Fund	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)	of Year	Income

Pennsylvania Real Estate Investment Trust	Mid Cap Value	—	2,124	—	2,124	$80,352,395	$2,459,889

Range Resources Corp.	Mid Cap Value	6,744	—	461	6,283	228,136,710	796,706

The Bancorp, Inc.	Small Cap Value	611	110	30	691	14,016,502	—

Caraustar Industries, Inc.	Small Cap Value	1,840	—	189	1,651	6,124,041	—

Cardiac Science Corp.	Small Cap Value	958	265	—	1,223	11,504,271	—

Millennium Bankshares Corp.	Small Cap Value	414	75	27	462	3,467,978	35,888

ProCentury Corp.	Small Cap Value	626	228	154	700	9,921,633	97,075

Wabash National Corp.	Small Cap Value	1,838	333	259	1,912	25,027,478	333,293

5. SECURITIES LENDING
Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended August 31, 2007, are reported parenthetically under Investment Income on the Statements of Operations.

GOLDMAN SACHS VALUE EQUITY FUNDS

5. SECURITIES LENDING (continued)
     The table below details securities lending activity as of, and for the year ended August 31, 2007:

		Earnings Received by the	Amount Payable to
	Earnings of BGA	Funds From Lending to	Goldman Sachs
	Relating to Securities	Goldman Sachs	Upon Return of
	Loaned for the Year	for the Year Ended	Securities Loaned as
Fund	Ended August 31, 2007	August 31, 2007	of August 31, 2007

Large Cap Value	$1,876	$16	$17,322,500

Growth and Income	10,983	1,963	—

Mid Cap Value	65,879	103,521	105,416,600

Small Cap Value	91,343	93,965	46,944,650

6. LINE OF CREDIT FACILITY
The Funds participate in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management or investment advisory agreements with GSAM or affiliates. Under the most restrictive arrangement under the facility, each Fund must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate plus a spread. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the year ended August 31, 2007, the Funds did not have any borrowings under the facility.
7. TAX INFORMATION
The tax character of distributions paid during the fiscal year ended August 31, 2007 was as follows:

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

Distributions paid from:
Ordinary income	$37,030,502	$18,332,151	$67,255,305	$32,898,189
Net long-term capital gains	27,997,816	65,097,969	246,354,066	132,829,170

Total taxable distributions	$65,028,318	$83,430,120	$313,609,371	$165,727,359

     The tax character of distributions paid during the fiscal year ended August 31, 2006 was as follows:

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

Distributions paid from:
Ordinary income	$23,569,206	$16,154,970	$99,120,391	$14,128,020
Net long-term capital gains	53,240,338	465,786	244,891,517	129,106,248

Total taxable distributions	$76,809,544	$16,620,756	$344,011,908	$143,234,268

GOLDMAN SACHS VALUE EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
7. TAX INFORMATION (continued)
     As of August 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

Undistributed ordinary income — net	$43,589,976	$34,839,105	$163,711,980	$62,537,556
Undistributed long-term capital gains	104,134,172	137,256,194	523,141,827	197,836,473

Total undistributed earnings	$147,724,148	$172,095,299	$686,853,807	$260,374,029
Capital loss carryforward:(1)(2)
Expiring 2010	—	(1,124,542)	—	—
Unrealized gains — net	138,496,880	141,406,694	592,525,988	213,618,581

Total accumulated earnings — net	$286,221,028	$312,377,451	$1,279,379,795	$473,992,610

[1]	Expiration occurs on August 31 of the year indicated. Due to fund mergers, utilization of these losses may be substantially limited under the Code.
[2]	The Growth and Income Fund utilized approximately $447,000 of capital losses in the current year.
     At August 31, 2007, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

Tax Cost	$2,557,616,074	$1,713,804,096	$8,150,990,407	$2,026,778,713

Gross unrealized gain	173,438,681	160,196,482	870,229,117	310,625,366
Gross unrealized loss	(34,941,801)	(18,789,788)	(277,703,129)	(97,006,785)

Net unrealized security gain	$138,496,880	$141,406,694	$592,525,988	$213,618,581

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of partnership investments and return of capital distributions from Real Estate Investment Trusts.
     In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in tax treatment of partnership investments, redemptions utilized as distributions, Real Estate Investment Trusts and Foreign Currency.

		Accumulated	Accumulated
		Undistributed	Net Realized
		Net	Gain on
		Investment	Investment
Fund	Paid-in Capital	Income	Transactions

Large Cap Value	$11,122,417	$(1,423,765)	$(9,698,652)

Growth and Income	9,612,416	(316,556)	(9,295,860)

Mid Cap Value	48,282,297	(6,354,966)	(41,927,331)

Small Cap Value	27,588,302	(4,778,092)	(22,810,210)

GOLDMAN SACHS VALUE EQUITY FUNDS

8. OTHER MATTERS
A. Mergers and Reorganizations — At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Deep Value Fund by the Large Cap Value Fund. The acquisition was completed on June 25, 2007, as of the close of business June 22, 2007.
     Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise Deep Value Fund (“Acquired Fund”) Class A, Class B, Class C and Class Y were transferred into the Large Cap Value Fund (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor Share Class/Acquired Fund Share Class	Issued	Exchanged Shares	as of June 22, 2007

Large Cap Value Class A/AXA Enterprise Deep Value Class A	1,632,488	$25,336,296	2,182,990

Large Cap Value Class B/AXA Enterprise Deep Value Class B	1,024,075	15,484,036	1,342,421

Large Cap Value Class C/AXA Enterprise Deep Value Class C	405,488	6,094,495	528,008

Large Cap Value Institutional Class/AXA Enterprise Deep Value Class Y	682,611	10,710,191	919,485

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired
	Net Assets	Net Assets	Immediately	Fund’s
	before	before	after	Unrealized
Survivor/Acquired Fund	acquisition	acquisition	acquisition	Appreciation

Large Cap Value/AXA Enterprise Deep Value	$2,500,013,014	$57,625,018	$2,557,638,032	$11,123,373

     At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Equity Income Fund and the AXA Enterprise Growth & Income Fund by the Growth and Income Fund. The acquisition was completed on June 25, 2007, as of the close of business June 22, 2007.
     Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise Equity Income Fund (“Acquired Fund”) Class A, Class B, Class C and Class Y were transferred into the Growth and Income Fund (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, and the assets and liabilities of the AXA Enterprise Growth & Income Fund (“Acquired Fund”) Class A, Class B, Class C, and Class Y were transferred into the Growth and

GOLDMAN SACHS VALUE EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
8. OTHER MATTERS (continued)
Income Fund (“Survivor Fund”) Class A, Class B, Class C, and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor Share Class /Acquired Fund Share Classes	Issued	Exchanged Shares	as of June 22, 2007

Growth and Income Class A/
AXA Enterprise Equity Income Class A/	3,444,904	$108,135,696	4,069,559
AXA Enterprise Growth & Income Class A	2,731,985	85,756,901	2,007,331

Growth and Income Class B/
AXA Enterprise Equity Income Class B/	1,235,511	37,646,050	1,448,408
AXA Enterprise Growth & Income Class B	1,681,696	51,241,293	1,253,144

Growth and Income Class C/
AXA Enterprise Equity Income Class C/	450,348	13,672,532	521,175
AXA Enterprise Growth & Income Class C	544,061	16,517,711	403,459

Growth and Income Institutional Class/
AXA Enterprise Equity Income Class Y/	568,359	18,079,488	680,676
AXA Enterprise Growth & Income Class Y	1,065,392	33,890,137	769,866

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

Acquired Fund’s
		Acquired Fund’s	(AXA Enterprise
		(AXA Enterprise	Growth &	Survivor Fund’s
	Survivor Fund’s	Equity Income)	Income)	Aggregate
	Aggregate	Aggregate	Aggregate	Net Assets
	Net Assets	Net Assets	Net Assets	Immediately
	before	before	before	after
Survivor/Acquired Funds	acquisition	acquisition	acquisition	acquisition

Growth and Income/
AXA Enterprise Equity Income/
AXA Enterprise Growth & Income	$1,539,032,688	$177,533,766	$187,406,042	$1,903,972,496

Acquired Fund’s
	Acquired Fund’s	(AXA Enterprise
	(AXA Enterprise	Growth &
	Equity Income)	Income)
	Unrealized	Unrealized
Survivor/Acquired Funds	Appreciation	Appreciation

Growth and Income/
AXA Enterprise Equity Income/
AXA Enterprise Growth & Income	$30,654,385	$37,396,814

     At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Multi-Manager Mid Cap Value Fund by the Mid Cap Value Fund. The acquisition was completed on June 25, 2007, as of the close of business June 22, 2007.
     Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise Multi-Manager Mid Cap Value Fund (“Acquired Fund”) Class A, Class P, Class B, Class C, and Class Y were transferred into the Mid Cap Value

GOLDMAN SACHS VALUE EQUITY FUNDS

8. OTHER MATTERS (continued)
Fund (“Survivor Fund”) Class A, Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor Share Class /Acquired Fund Share Classes	Issued	Exchanged Shares	as of June 22, 2007

Mid Cap Value Class A/
AXA Enterprise Multi-Manager Mid Cap Value Class A/	91,371	$3,873,219	312,825
AXA Enterprise Multi-Manager Mid Cap Value Class P	140,938	5,974,406	480,028

Mid Cap Value Class B/
AXA Enterprise Multi-Manager Mid Cap Value Class B	33,923	1,390,839	116,548

Mid Cap Value Class C/
AXA Enterprise Multi-Manager Mid Cap Value Class C	18,700	761,822	63,977

Mid Cap Value Institutional Class/
AXA Enterprise Multi-Manager Mid Cap Value Class Y	191,804	8,207,289	651,839

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired
	Net Assets	Net Assets	Immediately	Fund’s
	before	before	after	Unrealized
Survivor/Acquired Fund	acquisition	acquisition	acquisition	Appreciation

Mid Cap Value/ AXA Enterprise Multi-Manager Mid Cap Value	$8,335,514,788	$20,207,575	$8,355,722,363	$4,218,817

B. New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund net asset value calculations as late as the Funds’ last net asset value calculation in the first required financial statement reporting period. As a result, the Funds will incorporate the impact of FIN 48, if any, in their February 29, 2008 semiannual reports. The Adviser does not expect FIN 48 to have a material effect on the Funds’ financial statements. However, as analysis is on-going, the assessment regarding FIN 48 may be subject to review and adjustment.
     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157, “Fair Value Measurement” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required.

GOLDMAN SACHS VALUE EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
9. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Large Cap Value Fund

	For the Year Ended		For the Year Ended
	August 31, 2007		August 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	28,059,443	$415,321,276	21,417,779	$285,104,810
Shares issued in connection with merger	1,632,488	25,336,296	—	—
Reinvestment of dividends and distributions	2,088,360	30,030,606	2,907,805	37,045,436
Shares converted from Class B(a)	58,696	858,918	60,747	796,180
Shares repurchased	(15,213,901)	(226,218,044)	(11,813,897)	(157,098,388)

	16,625,086	245,329,052	12,572,434	165,848,038

Class B Shares
Shares sold	691,437	9,948,544	365,525	4,757,330
Shares issued in connection with merger	1,024,075	15,484,036	—	—
Reinvestment of dividends and distributions	63,657	895,016	130,284	1,627,246
Shares converted to Class A(a)	(60,176)	(858,918)	(62,154)	(796,180)
Shares repurchased	(450,981)	(6,547,411)	(491,994)	(6,357,181)

	1,268,012	18,921,267	(58,339)	(768,785)

Class C Shares
Shares sold	3,851,888	55,095,504	1,701,749	22,114,210
Shares issued in connection with merger	405,488	6,094,495	—	—
Reinvestment of dividends and distributions	164,422	2,298,612	189,928	2,362,710
Shares repurchased	(689,286)	(9,912,602)	(665,437)	(8,628,229)

	3,732,512	53,576,009	1,226,240	15,848,691

Institutional Shares
Shares sold	74,566,061	1,131,082,156	19,432,914	259,017,632
Shares issued in connection with merger	682,611	10,710,191	—	—
Reinvestment of dividends and distributions	1,379,910	20,008,701	1,579,949	20,286,547
Shares repurchased	(14,945,562)	(225,364,515)	(8,408,587)	(113,147,128)

	61,683,020	936,436,533	12,604,276	166,157,051

Service Shares
Shares sold	270,450	3,961,884	197,147	2,596,999
Reinvestment of dividends and distributions	11,783	168,740	11,576	147,133
Shares repurchased	(129,733)	(1,918,799)	(51,525)	(685,335)

	152,500	2,211,825	157,198	2,058,797

NET INCREASE	83,461,130	$1,256,474,686	26,501,809	$349,143,792

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS VALUE EQUITY FUNDS

9. SUMMARY OF SHARE TRANSACTIONS (continued)
Share activity is as follows:

	Growth and Income Fund

	For the Year Ended		For the Year Ended
	August 31, 2007		August 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	13,003,934	$392,617,711	5,591,288	$148,554,840
Shares issued in connection with merger	6,176,889	193,892,597	—	—
Reinvestment of dividends and distributions	2,513,046	74,195,973	576,587	15,221,413
Shares converted from Class B(a)	159,625	4,750,024	543,064	14,269,323
Shares repurchased	(7,734,259)	(232,715,055)	(5,608,258)	(148,875,593)

	14,119,235	432,741,250	1,102,681	29,169,983

Class B Shares
Shares sold	578,409	16,994,641	262,476	6,796,360
Shares issued in connection with merger	2,917,207	88,887,343	—	—
Reinvestment of dividends and distributions	124,554	3,577,596	23,587	605,305
Shares converted to Class A(a)	(164,184)	(4,750,024)	(558,151)	(14,269,323)
Shares repurchased	(740,872)	(21,702,060)	(1,115,800)	(28,608,415)

	2,715,114	83,007,496	(1,387,888)	(35,476,073)

Class C Shares
Shares sold	749,861	22,067,919	187,861	4,874,981
Shares issued in connection with merger	994,409	30,190,243	—	—
Reinvestment of dividends and distributions	43,154	1,237,125	5,392	138,440
Shares repurchased	(209,258)	(6,143,964)	(162,329)	(4,167,357)

	1,578,166	47,351,323	30,924	846,064

Institutional Shares
Shares sold	1,082,981	32,531,124	528,256	14,590,234
Shares issued in connection with merger	1,633,751	51,969,625	—	—
Reinvestment of dividends and distributions	46,540	1,399,640	5,171	138,042
Shares repurchased	(1,835,146)	(57,209,603)	(319,227)	(8,518,014)

	928,126	28,690,786	214,200	6,210,262

Service Shares
Shares sold	39,326	1,221,161	5,157	137,885
Reinvestment of dividends and distributions	2,067	61,017	495	13,066
Shares repurchased	(35,293)	(1,061,754)	(12,455)	(315,485)

	6,100	220,424	(6,803)	(164,534)

NET INCREASE (DECREASE)	19,346,741	$592,011,279	(46,886)	$585,702

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS VALUE EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
9. SUMMARY OF SHARE TRANSACTIONS (continued)
Share activity is as follows:

	Mid Cap Value Fund

	For the Year Ended		For the Year Ended
	August 31, 2007		August 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	38,257,572	$1,545,784,895	36,674,105	$1,333,084,001
Shares issued in connection with merger	232,309	9,847,625	—	—
Reinvestment of dividends and distributions	4,221,094	164,116,103	5,283,824	184,616,980
Shares converted from Class B(a)	124,224	4,868,012	227,195	8,201,866
Shares repurchased	(26,516,189)	(1,066,688,229)	(22,570,606)	(819,958,649)

	16,319,010	657,928,406	19,614,518	705,944,198

Class B Shares
Shares sold	110,949	4,305,202	264,943	9,337,542
Shares issued in connection with merger	33,923	1,390,839	—	—
Reinvestment of dividends and distributions	214,880	8,109,577	394,639	13,445,348
Shares converted to Class A(a)	(128,183)	(4,868,012)	(233,381)	(8,201,866)
Shares repurchased	(1,036,403)	(40,038,597)	(1,169,693)	(41,283,387)

	(804,834)	(31,100,991)	(743,492)	(26,702,363)

Class C Shares
Shares sold	930,553	36,085,824	1,359,257	47,644,083
Shares issued in connection with merger	18,700	761,822	—	—
Reinvestment of dividends and distributions	305,070	11,443,198	515,537	17,461,267
Shares repurchased	(2,090,302)	(80,931,097)	(2,007,961)	(70,594,195)

	(835,979)	(32,640,253)	(133,167)	(5,488,845)

Institutional Shares
Shares sold	25,235,844	1,032,821,757	20,085,253	736,002,642
Shares issued in connection with merger	191,804	8,207,289	—	—
Reinvestment of dividends and distributions	2,237,248	87,588,260	2,362,543	83,067,008
Shares repurchased	(11,347,970)	(461,767,586)	(6,748,840)	(247,345,508)

	16,316,926	666,849,720	15,698,956	571,724,142

Service Shares
Shares sold	4,741,773	190,423,917	2,984,368	107,881,180
Reinvestment of dividends and distributions	172,870	6,667,576	149,304	5,180,845
Shares repurchased	(2,188,511)	(88,174,437)	(884,945)	(31,886,117)

	2,726,132	108,917,056	2,248,727	81,175,908

NET INCREASE	33,721,255	$1,369,953,938	36,685,542	$1,326,653,040

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS VALUE EQUITY FUNDS

9. SUMMARY OF SHARE TRANSACTIONS (continued)
Share activity is as follows:

	Small Cap Value Fund

	For the Year Ended		For the Year Ended
	August 31, 2007		August 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,124,414	$232,881,957	5,355,290	$230,947,459
Reinvestment of dividends and distributions	1,817,085	79,988,071	1,739,168	71,531,985
Shares converted from Class B(a)	72,872	3,306,157	155,658	6,604,037
Shares repurchased	(7,232,314)	(328,770,069)	(9,477,869)	(406,482,472)

	(217,943)	(12,593,884)	(2,227,753)	(97,398,991)

Class B Shares
Shares sold	23,760	975,271	34,997	1,381,089
Reinvestment of dividends and distributions	164,073	6,546,515	190,890	7,228,989
Shares converted to Class A(a)	(80,221)	(3,306,157)	(168,887)	(6,604,037)
Shares repurchased	(484,927)	(19,961,358)	(665,214)	(26,287,458)

	(377,315)	(15,745,729)	(608,214)	(24,281,417)

Class C Shares
Shares sold	110,170	4,489,582	169,909	6,694,970
Reinvestment of dividends and distributions	207,447	8,268,847	213,286	8,070,758
Shares repurchased	(649,641)	(26,693,624)	(891,583)	(35,311,240)

	(332,024)	(13,935,195)	(508,388)	(20,545,512)

Institutional Shares
Shares sold	5,527,016	259,765,186	4,923,661	219,630,302
Reinvestment of dividends and distributions	1,154,096	52,603,715	927,827	39,330,586
Shares repurchased	(5,091,444)	(238,698,217)	(4,999,097)	(221,174,093)

	1,589,668	73,670,684	852,391	37,786,795

Service Shares
Shares sold	700,906	31,305,419	546,948	23,502,391
Reinvestment of dividends and distributions	86,839	3,766,220	61,912	2,514,879
Shares repurchased	(528,912)	(23,726,815)	(300,661)	(12,813,785)

	258,833	11,344,824	308,199	13,203,485

NET INCREASE (DECREASE)	921,219	$42,740,700	(2,183,765)	$(91,235,640)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS LARGE CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2007 - A	$13.80	$0.15		$1.62	$1.77	$(0.12)	$(0.50)	$(0.62)
2007 - B	13.44	0.04		1.58	1.62	(0.02)	(0.50)	(0.52)
2007 - C	13.40	0.04		1.57	1.61	(0.05)	(0.50)	(0.55)
2007 - Institutional	13.94	0.21		1.64	1.85	(0.17)	(0.50)	(0.67)
2007 - Service	13.75	0.14		1.60	1.74	(0.11)	(0.50)	(0.61)

2006 - A	13.40	0.12		1.36	1.48	(0.09)	(0.99)	(1.08)
2006 - B	13.09	0.02		1.32	1.34	—	(0.99)	(0.99)
2006 - C	13.06	0.03		1.31	1.34	(0.01)	(0.99)	(1.00)
2006 - Institutional	13.52	0.18		1.37	1.55	(0.14)	(0.99)	(1.13)
2006 - Service	13.37	0.11		1.35	1.46	(0.09)	(0.99)	(1.08)

2005 - A	11.80	0.13	(c)	1.65	1.78	(0.09)	(0.09)	(0.18)
2005 - B	11.54	0.04	(c)	1.61	1.65	(0.01)	(0.09)	(0.10)
2005 - C	11.53	0.03	(c)	1.61	1.64	(0.02)	(0.09)	(0.11)
2005 - Institutional	11.90	0.19	(c)	1.66	1.85	(0.14)	(0.09)	(0.23)
2005 - Service	11.80	0.12	(c)	1.65	1.77	(0.11)	(0.09)	(0.20)

2004 - A	9.86	0.08		1.95	2.03	(0.09)	—	(0.09)
2004 - B	9.66	—	(d)	1.91	1.91	(0.03)	—	(0.03)
2004 - C	9.67	—	(d)	1.90	1.90	(0.04)	—	(0.04)
2004 - Institutional	9.95	0.12		1.96	2.08	(0.13)	—	(0.13)
2004 - Service	9.91	0.06		1.96	2.02	(0.13)	—	(0.13)

2003 - A	9.24	0.08		0.63	0.71	(0.09)	—	(0.09)
2003 - B	9.11	0.01		0.61	0.62	(0.07)	—	(0.07)
2003 - C	9.11	0.01		0.62	0.63	(0.07)	—	(0.07)
2003 - Institutional	9.29	0.12		0.64	0.76	(0.10)	—	(0.10)
2003 - Service	9.29	0.08		0.63	0.71	(0.09)	—	(0.09)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.21% of average net assets.
(d)	Less than $0.005 per share.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset		end of	net expenses	income (loss)		total expenses	income (loss)		Portfolio
value, end	Total	year	to average	to average		to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate

$14.95	13.01%	$1,014,800	1.19%	1.02%		1.19%	1.02%		92%
14.54	12.19	45,416	1.94	0.27		1.94	0.27		92
14.46	12.19	113,208	1.94	0.28		1.94	0.28		92
15.12	13.48	1,482,513	0.79	1.43		0.79	1.43		92
14.88	12.88	7,418	1.29	0.93		1.29	0.93		92

13.80	11.67	707,319	1.23	0.94		1.23	0.94		66
13.44	10.78	24,939	1.98	0.17		1.98	0.17		66
13.40	10.85	54,910	1.98	0.19		1.98	0.19		66
13.94	12.12	506,910	0.83	1.35		0.83	1.35		66
13.75	11.56	4,756	1.33	0.86		1.33	0.86		66

13.40	15.16	518,376	1.25	1.03	(c)	1.26	1.02	(c)	70
13.09	14.35	25,040	2.00	0.29	(c)	2.01	0.28	(c)	70
13.06	14.28	37,503	2.00	0.25	(c)	2.01	0.24	(c)	70
13.52	15.61	321,210	0.85	1.45	(c)	0.86	1.44	(c)	70
13.37	15.08	2,523	1.35	0.87	(c)	1.36	0.86	(c)	70

11.80	20.71	291,795	1.25	0.68		1.28	0.65		72
11.54	19.76	17,069	2.00	(0.07)		2.03	(0.10)		72
11.53	19.74	14,601	2.00	(0.07)		2.03	(0.10)		72
11.90	21.07	158,316	0.85	1.07		0.88	1.04		72
11.80	20.51	134	1.35	0.48		1.38	0.45		72

9.86	7.77	224,605	1.26	0.91		1.30	0.87		78
9.66	6.92	13,740	2.01	0.16		2.05	0.12		78
9.67	7.03	10,417	2.01	0.15		2.05	0.11		78
9.95	8.27	96,895	0.86	1.31		0.90	1.27		78
9.91	7.74	2	1.36	0.82		1.40	0.78		78

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from					Distributions
		investment operations					to shareholders

	Net asset
	value,	Net		Net realized		Total from	From net	From net
	beginning	investment		and unrealized		investment	investment	realized	Total
Year - Share Class	of year	income(a)		gain (loss)		operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2007 - A	$28.45	$0.48		$2.92		$3.40	$(0.39)	$(1.45)	$(1.84)
2007 - B	27.69	0.24		2.84		3.08	(0.17)	(1.45)	(1.62)
2007 - C	27.60	0.23		2.84		3.07	(0.19)	(1.45)	(1.64)
2007 - Institutional	28.81	0.61		2.95		3.56	(0.51)	(1.45)	(1.96)
2007 - Service	28.45	0.44		2.92		3.36	(0.36)	(1.45)	(1.81)

2006 - A	25.55	0.46		2.86		3.32	(0.42)	—	—
2006 - B	24.86	0.24		2.82		3.06	(0.23)	—	—
2006 - C	24.78	0.25		2.80		3.05	(0.23)	—	—
2006 - Institutional	25.86	0.57		2.91		3.48	(0.53)	—	—
2006 - Service	25.54	0.42		2.88		3.30	(0.39)	—	—

2005 - A	22.88	0.41	(c)	2.61	(d)	3.02	(0.35)	—	—
2005 - B	22.27	0.22	(c)	2.54	(d)	2.76	(0.17)	—	—
2005 - C	22.21	0.22	(c)	2.53	(d)	2.75	(0.18)	—	—
2005 - Institutional	23.15	0.52	(c)	2.63	(d)	3.15	(0.44)	—	—
2005 - Service	22.87	0.38	(c)	2.61	(d)	2.99	(0.32)	—	—

2004 - A	19.22	0.22		3.67		3.89	(0.23)	—	—
2004 - B	18.72	0.05		3.58		3.63	(0.08)	—	—
2004 - C	18.67	0.05		3.57		3.62	(0.08)	—	—
2004 - Institutional	19.44	0.31		3.72		4.03	(0.32)	—	—
2004 - Service	19.19	0.19		3.68		3.87	(0.19)	—	—

2003 - A	18.01	0.25		1.21		1.46	(0.25)	—	—
2003 - B	17.55	0.12		1.17		1.29	(0.12)	—	—
2003 - C	17.51	0.12		1.16		1.28	(0.12)	—	—
2003 - Institutional	18.22	0.33		1.21		1.54	(0.32)	—	—
2003 - Service	17.98	0.23		1.21		1.44	(0.23)	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Reflects income recognized from a special dividend which amounted to $0.05 per share and 0.20% of average net assets.
(d)	Reflects an increase of $0.02 due to payments by affiliates during the period to reimburse certain security claims.
(e)	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 13.33%, 12.45%, 12.45%, 13.78% and 13.20% for Class A, Class B, Class C, Institutional and Service Shares, respectively.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

							Ratios assuming no
							expense reductions

					Ratio of			Ratio of
			Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset			end of	net expenses	income		total expenses	income		Portfolio
value, end	Total		year	to average	to average		to average	to average		turnover
of year	return(b)		(in 000s)	net assets	net assets		net assets	net assets		rate

$30.01	12.10%		$1,542,986	1.16%	1.60%		1.17%	1.59%		98%
29.15	11.25		147,110	1.91	0.82		1.92	0.81		98
29.03	11.24		65,632	1.91	0.81		1.92	0.80		98
30.41	12.53		57,352	0.76	2.00		0.77	1.99		98
30.00	11.97		1,251	1.26	1.47		1.27	1.46		98

28.45	13.14		1,061,063	1.18	1.72		1.19	1.72		51
27.69	12.36		64,579	1.93	0.93		1.94	0.93		51
27.60	12.33		18,834	1.93	0.97		1.94	0.97		51
28.81	13.62		27,590	0.78	2.14		0.79	2.14		51
28.45	13.06		1,013	1.28	1.59		1.29	1.59		51

25.55	13.37	(e)	924,479	1.19	1.65	(c)	1.21	1.63	(c)	45
24.86	12.50	(e)	92,469	1.94	0.91	(c)	1.96	0.89	(c)	45
24.78	12.49	(e)	16,149	1.94	0.89	(c)	1.96	0.87	(c)	45
25.86	13.83	(e)	19,226	0.79	1.94	(c)	0.81	1.92	(c)	45
25.54	13.24	(e)	1,083	1.29	1.57	(c)	1.31	1.55	(c)	45

22.88	20.27		637,130	1.19	1.02		1.21	1.00		54
22.27	19.38		93,367	1.94	0.27		1.96	0.25		54
22.21	19.40		12,159	1.94	0.27		1.96	0.25		54
23.15	20.75		4,659	0.79	1.43		0.81	1.41		54
22.87	20.14		1,204	1.29	0.94		1.31	0.92		54

19.22	8.25		401,439	1.20	1.42		1.24	1.38		55
18.72	7.43		81,765	1.95	0.68		1.99	0.64		55
18.67	7.39		9,661	1.95	0.68		1.99	0.64		55
19.44	8.63		3,615	0.80	1.83		0.84	1.79		55
19.19	8.14		2,191	1.30	1.33		1.34	1.29		55

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)	gain	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2007 - A	$36.84	$0.23	$4.62	$4.85	$(0.18)	$(1.67)	$(1.85)
2007 - B	35.73	(0.07)	4.48	4.41	—	(1.67)	(1.67)
2007 - C	35.52	(0.07)	4.45	4.38	—	(1.67)	(1.67)
2007 - Institutional	37.18	0.40	4.66	5.06	(0.33)	(1.67)	(2.00)
2007 - Service	36.57	0.19	4.57	4.76	(0.17)	(1.67)	(1.84)

2006 - A	36.88	0.18	2.30	2.48	(0.13)	(2.39)	(2.52)
2006 - B	35.96	(0.09)	2.25	2.16	—	(2.39)	(2.39)
2006 - C	35.76	(0.09)	2.24	2.15	—	(2.39)	(2.39)
2006 - Institutional	37.17	0.33	2.32	2.65	(0.25)	(2.39)	(2.64)
2006 - Service	36.67	0.15	2.29	2.44	(0.15)	(2.39)	(2.54)

2005 - A	30.82	0.15	8.36	8.51	(0.10)	(2.35)	(2.45)
2005 - B	30.23	(0.11)	8.19	8.08	—	(2.35)	(2.35)
2005 - C	30.08	(0.11)	8.14	8.03	—	(2.35)	(2.35)
2005 - Institutional	31.01	0.29	8.41	8.70	(0.19)	(2.35)	(2.54)
2005 - Service	30.68	0.12	8.31	8.43	(0.09)	(2.35)	(2.44)

2004 - A	25.37	0.11	5.51	5.62	(0.17)	—	(0.17)
2004 - B	24.92	(0.11)	5.42	5.31	—	—	—
2004 - C	24.81	(0.11)	5.40	5.29	(0.02)	—	(0.02)
2004 - Institutional	25.49	0.23	5.53	5.76	(0.24)	—	(0.24)
2004 - Service	25.26	0.09	5.51	5.60	(0.18)	—	(0.18)

2003 - A	24.17	0.19	1.65	1.84	(0.14)	(0.50)	(0.64)
2003 - B	23.80	0.02	1.62	1.64	(0.02)	(0.50)	(0.52)
2003 - C	23.73	0.02	1.60	1.62	(0.04)	(0.50)	(0.54)
2003 - Institutional	24.24	0.29	1.66	1.95	(0.20)	(0.50)	(0.70)
2003 - Service	24.12	0.17	1.65	1.82	(0.18)	(0.50)	(0.68)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income (loss)	total expenses	income (loss)	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$39.84	13.25%	$4,363,868	1.16%	0.57%	1.16%	0.57%	74%
38.47	12.42	191,174	1.91	(0.18)	1.91	(0.18)	74
38.23	12.41	348,637	1.91	(0.18)	1.91	(0.18)	74
40.24	13.70	2,644,803	0.76	0.97	0.76	0.97	74
39.49	13.13	281,788	1.26	0.47	1.26	0.47	74

36.84	7.14	3,434,753	1.17	0.51	1.19	0.49	49
35.73	6.34	206,336	1.92	(0.25)	1.94	(0.27)	49
35.52	6.35	353,614	1.92	(0.25)	1.94	(0.27)	49
37.18	7.58	1,837,408	0.77	0.91	0.79	0.90	49
36.57	7.05	161,237	1.27	0.42	1.29	0.41	49

36.88	28.68	2,714,610	1.22	0.43	1.23	0.42	58
35.96	27.76	234,405	1.97	(0.34)	1.98	(0.35)	58
35.76	27.73	360,806	1.97	(0.31)	1.98	(0.32)	58
37.17	29.20	1,253,069	0.82	0.82	0.83	0.81	58
36.67	28.55	79,224	1.32	0.35	1.33	0.34	58

30.82	22.24	915,091	1.24	0.37	1.24	0.37	71
30.23	21.31	148,555	1.99	(0.38)	1.99	(0.38)	71
30.08	21.35	96,007	1.99	(0.37)	1.99	(0.37)	71
31.01	22.71	537,533	0.84	0.78	0.84	0.78	71
30.68	22.27	13,997	1.34	0.30	1.34	0.30	71

25.37	7.88	504,693	1.25	0.83	1.25	0.83	80
24.92	7.09	110,569	2.00	0.09	2.00	0.09	80
24.81	7.07	53,835	2.00	0.09	2.00	0.09	80
25.49	8.34	330,827	0.85	1.24	0.85	1.24	80
25.26	7.83	3,008	1.35	0.72	1.35	0.72	80

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net	Net realized		Total from	From net	From net
	beginning	investment	and unrealized		investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)	gain (loss)		operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2007 - A	$43.93	$(0.01)	$4.60		$4.59	$—	$(3.78)	$(3.78)
2007 - B	40.23	(0.31)	4.19		3.88	—	(3.78)	(3.78)
2007 - C	40.19	(0.31)	4.19		3.88	—	(3.78)	(3.78)
2007 - Institutional	45.40	0.18	4.75		4.93	(0.09)	(3.78)	(3.87)
2007 - Service	43.34	(0.06)	4.54		4.48	—	(3.78)	(3.78)

2006 - A	43.07	0.02	4.07		4.09	—	(3.23)	(3.23)
2006 - B	39.98	(0.28)	3.76		3.48	—	(3.23)	(3.23)
2006 - C	39.95	(0.28)	3.75		3.47	—	(3.23)	(3.23)
2006 - Institutional	44.24	0.19	4.20		4.39	—	(3.23)	(3.23)
2006 - Service	42.58	(0.04)	4.03		3.99	—	(3.23)	(3.23)

2005 - A	39.25	0.06	6.39	(d)	6.45	—	(2.63)	(2.63)
2005 - B	36.86	(0.23)	5.98	(d)	5.75	—	(2.63)	(2.63)
2005 - C	36.84	(0.23)	5.97	(d)	5.74	—	(2.63)	(2.63)
2005 - Institutional	40.09	0.20	6.58	(d)	6.78	—	(2.63)	(2.63)
2005 - Service	38.86	— (c)	6.35	(d)	6.35	—	(2.63)	(2.63)

2004 - A	33.77	(0.16)	6.29		6.13	—	(0.65)	(0.65)
2004 - B	31.99	(0.43)	5.95		5.52	—	(0.65)	(0.65)
2004 - C	31.96	(0.43)	5.96		5.53	—	(0.65)	(0.65)
2004 - Institutional	34.35	(0.01)	6.40		6.39	—	(0.65)	(0.65)
2004 - Service	33.48	(0.21)	6.24		6.03	—	(0.65)	(0.65)

2003 - A	27.79	— (c)	6.03		6.03	(0.02)	(0.03)	(0.05)
2003 - B	26.50	(0.19)	5.71		5.52	—	(0.03)	(0.03)
2003 - C	26.48	(0.20)	5.71		5.51	—	(0.03)	(0.03)
2003 - Institutional	28.25	0.12	6.13		6.25	(0.12)	(0.03)	(0.15)
2003 - Service	27.56	(0.02)	5.97		5.95	—	(0.03)	(0.03)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Less than $0.005 per share.
(d)	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.
(e)	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 16.71%, 15.85%, 15.83%, 17.20% and 16.61% for Class A, Class B, Class C, Institutional and Service Shares, respectively.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

						Ratios assuming no
						expense reductions

					Ratio of		Ratio of
			Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset			end of	net expenses	income (loss)	total expenses	income (loss)	Portfolio
value, end	Total		year	to average	to average	to average	to average	turnover
of year	return(b)		(in 000s)	net assets	net assets	net assets	net assets	rate

$44.74	10.59%		$1,003,510	1.46%	(0.01)%	1.47%	(0.02)%	69%
40.33	9.75		68,532	2.21	(0.74)	2.22	(0.75)	69
40.29	9.76		97,013	2.21	(0.75)	2.22	(0.76)	69
46.46	11.04		801,476	1.06	0.39	1.07	0.38	69
44.04	10.47		57,875	1.56	(0.13)	1.57	(0.14)	69

43.93	10.01		994,880	1.47	0.04	1.48	0.04	46
40.23	9.21		83,531	2.22	(0.70)	2.23	(0.70)	46
40.19	9.19		110,108	2.22	(0.70)	2.23	(0.71)	46
45.40	10.45		711,046	1.07	0.43	1.08	0.43	46
43.34	9.88		45,735	1.58	(0.10)	1.58	(0.10)	46

43.07	16.73	(e)	1,071,447	1.48	0.14	1.48	0.14	48
39.98	15.88	(e)	107,342	2.23	(0.59)	2.23	(0.59)	48
39.95	15.86	(e)	129,767	2.23	(0.60)	2.23	(0.60)	48
44.24	17.23	(e)	655,181	1.08	0.48	1.08	0.48	48
42.58	16.64	(e)	31,806	1.58	—	1.58	—	48

39.25	18.30		920,309	1.49	(0.43)	1.49	(0.43)	57
36.86	17.40		114,169	2.24	(1.17)	2.24	(1.17)	57
36.84	17.45		127,560	2.24	(1.18)	2.24	(1.18)	57
40.09	18.76		332,947	1.09	(0.04)	1.09	(0.04)	57
38.86	18.16		19,131	1.59	(0.55)	1.59	(0.55)	57

33.77	21.75		592,863	1.51	0.01	1.52	—	58
31.99	20.84		93,528	2.26	(0.71)	2.27	(0.72)	58
31.96	20.82		76,112	2.26	(0.74)	2.27	(0.75)	58
34.35	22.22		117,968	1.11	0.43	1.12	0.42	58
33.48	21.60		4,100	1.61	(0.09)	1.62	(0.10)	58

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm
To the Trustees and Shareholders of
Goldman Sachs Trust — Value Equity Funds:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Large Cap Value Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund and Goldman Sachs Small Cap Value Fund (collectively “the Value Equity Funds”), portfolios of the Goldman Sachs Trust, at August 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Value Equity Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2007, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Boston, Massachusetts
October 30, 2007

GOLDMAN SACHS VALUE EQUITY FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended August 31, 2007
          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2007 through August 31, 2007.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Large Cap Value Fund				Growth and Income Fund				Mid Cap Value Fund				Small Cap Value Fund

				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	3/1/07	8/31/07		8/31/07*	3/1/07	8/31/07		8/31/07*	3/1/07	8/31/07		8/31/07*	3/1/07	8/31/07		8/31/07*

Class A
Actual	$1,000	$1,043.30		$6.07	$1,000	$1,030.60		$5.96	$1,000	$998.00		$5.83	$1,000	$999.30		$7.36
Hypothetical 5% return	1,000	1,019.26	+	6.00	1,000	1,019.34	+	5.93	1,000	1,019.37	+	5.89	1,000	1,017.84	+	7.43

Class B
Actual	1,000	1,039.30		9.92	1,000	1,026.60		9.80	1,000	994.30		9.59	1,000	995.30		11.12
Hypothetical 5% return	1,000	1,015.47	+	9.81	1,000	1,015.54	+	9.74	1,000	1,015.59	+	9.69	1,000	1,014.06	+	11.22

Class C
Actual	1,000	1,039.50		9.92	1,000	1,026.50		9.80	1,000	994.30		9.59	1,000	995.30		11.12
Hypothetical 5% return	1,000	1,015.47	+	9.81	1,000	1,015.54	+	9.74	1,000	1,015.59	+	9.69	1,000	1,014.06	+	11.22

Institutional
Actual	1,000	1,045.60		4.03	1,000	1,032.50		3.89	1,000	1,000.00		3.82	1,000	1,001.30		5.36
Hypothetical 5% return	1,000	1,021.27	+	3.98	1,000	1,021.37	+	3.87	1,000	1,021.38	+	3.86	1,000	1,019.85	+	5.41

Service
Actual	1,000	1,042.70		6.58	1,000	1,029.90		6.47	1,000	997.50		6.34	1,000	998.60		7.87
Hypothetical 5% return	1,000	1,018.76	+	6.51	1,000	1,018.83	+	6.43	1,000	1,018.86	+	6.41	1,000	1,017.33	+	7.95

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2007. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Large Cap Value	1.19%	1.94%	1.94%	0.79%	1.29%
Growth and Income	1.16	1.91	1.91	0.76	1.26
Mid Cap Value	1.16	1.91	1.91	0.76	1.26
Small Cap Value	1.46	2.21	2.21	1.06	1.56

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS VALUE EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited)
Background
     The Trustees oversee the management of the Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment funds covered by this Report (the “Funds”) at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) with respect to the Funds.
     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2007 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in their reviews of the Funds’ investment performance, expenses and other matters at other regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 14, 2006, February 8, 2007 and May 9, 2007. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement, including: (a) the Funds’ investment performance; (b) the Funds’ management fee arrangements; (c) the Investment Adviser’s undertaking to reimburse certain expenses of the Funds that exceed specified levels; (d) the Investment Adviser’s potential economies of scale and the level of breakpoints in the fees payable by the Funds under the Management Agreement; (e) the relative expense levels of the Funds as compared to those of comparable funds; (f) capacity constraints relating to certain of the Funds; (g) information on the advisory fees charged by the Investment Adviser to institutional accounts; (h) data relating to the Investment Adviser’s profitability with respect to the Trust and the Funds; (i) the quality of the non-advisory services provided by the Investment Adviser and its affiliates to the Funds; (j) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds; (k) an update on soft dollars and other trading related issues; and (l) the quality of services provided by the Funds’ unaffiliated service providers and reports on due diligence visits to outside service providers.
     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Goldman Sachs mutual funds; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (d) the groups within the Investment Adviser that support the portfolio management teams, including the legal and compliance departments, the credit department, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, distribution, portfolio brokerage and other services: (h) the terms of the Management Agreement; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers including the custodian and fund accounting agent; and (j) the Investment Adviser’s policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered at further length each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time, the breakpoints in the contractual fee rates under the Management Agreement, and the current expense levels of the Funds.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended other sessions at which the Trustees reviewed the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by the Investment Adviser to intermediaries that sell Fund shares, portfolio manager compensation and the alignment of the interests of the Funds and the portfolio managers, the number and types of accounts managed by the portfolio managers, and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent counsel, without representatives of the Investment Adviser or its affiliates present.
     The presentations made at the Contract Review Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the Management Agreement for

GOLDMAN SACHS VALUE EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
all of the Funds and the other mutual funds for which the Board of Trustees has responsibility were approved at the same Annual Contract Meeting, the Trustees considered the Management Agreement as it applied to each Fund separately.
     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Funds, including a comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that were provided to investors who invest in the Funds, as well as information on the Goldman Sachs mutual funds’ competitive universe, and discussed the broad range of other investment choices that are available to those investors.
Nature, Extent and Quality of the Services Provided Under the Management Agreement
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds’ transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of the Funds’ portfolio securities transactions and sales loads, distribution and service fees on the sale of certain classes of shares offered by the Funds. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including education and training initiatives.
Investment Performance
     The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by the Outside Data Provider. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. This information on the Funds’ investment performance was provided for the one-, three-, five- and ten-year periods, or since the commencement of investment operations in the case of Funds not in existence for all of those periods. In addition, the Trustees considered the investment performance trends of the Funds over time, and reviewed the investment performance of the Funds in light of their respective investment objectives and policies, as well as in light of periodic analyses of their respective quality and risk profiles. The Trustees also considered whether the Funds had operated within their investment policies, and their record of compliance with their investment limitations. The Trustees believed that the Funds were providing investment performance within a competitive range for long-term investors.
Costs of Services Provided and Comparative Information
     The Board of Trustees also considered the contractual fee rates payable by the Funds under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Funds and the Funds’ total operating expense ratios (before and after voluntary fee waivers and expense reimbursements) were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Funds’ fee rates and total operating expense ratios were prepared by the Outside Data Provider.
     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year (or, in the case of Funds that had commenced investment operations within a shorter period, since inception) history comparing each Fund’s expenses to the category average. The analyses also compared the Funds’ transfer agency fees, custody and

GOLDMAN SACHS VALUE EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
accounting fees and other expenses to peer groups and medians. The Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Fund. In addition, the Trustees noted the Investment Adviser’s voluntary undertaking to limit the Funds’ “other expenses” ratios (excluding certain expenses) to specified levels.
Economies of Scale
     The Board of Trustees also considered the breakpoints in the contractual fee rates under the Management Agreement for each of the Funds that had been implemented at the following annual percentages of the average daily net assets of the respective Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Large Cap Value Fund	0.75%	First $1 Billion
	0.68	Next $1 Billion
	0.65	Over $2 Billion

Growth and Income Fund	0.70	First $1 Billion
	0.63	Next $1 Billion
	0.60	Over $2 Billion

Mid Cap Value Fund	0.75	First $2 Billion
	0.68	Over $2 Billion

Small Cap Value Fund	1.00	First $2 Billion
	0.90	Over $2 Billion

     In approving these fee breakpoints, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Funds and their shareholders were participating in the benefits of those economies. In this regard, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. Upon reviewing these matters again at the Annual Contract Meeting, the Trustees continued to believe that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.
Other Benefits to the Investment Adviser and Its Affiliates
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Funds as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage transactions, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Funds. In this regard, the Trustees noted that the Investment Adviser had adopted a policy to cease obtaining third party non-broker research based on the Funds’ brokerage commissions and that a brokerage recapture program had been established for the Funds.
Profitability
     The Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Funds. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies, as well as a report of an independent registered public accounting firm regarding the results of certain agreed-upon procedures performed to assist the Trustees in their evaluation of the Investment Adviser’s schedules of revenues and expenses for mathematical accuracy and conformity with the Investment Adviser’s allocation methodologies. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.
Conclusion
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fees paid by each of the Funds were reasonable in light of the services provided by the Investment Adviser, its costs and the Funds’ current and reasonably anticipated asset levels, and that the Management Agreement should be approved and continued with respect to each of the Funds.

GOLDMAN SACHS VALUE EQUITY FUNDS
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 65	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

John P. Coblentz, Jr. Age: 66	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Director, Emerging Markets Group, Ltd. (2004-2006); Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Member of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-Present); Chairman of the Executive Committee, Cornell University (2006- Present); Member, Advisory Board, Psychology Without Borders (international humanitarian and organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006).	98	None

Patrick T. Harker Age: 48	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Jessica Palmer Age: 58	Trustee	Since 2007	Ms. Palmer is retired (since 2006.) Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present).	98	None

GOLDMAN SACHS VALUE EQUITY FUNDS
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 68	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	Gildan Activewear Inc. (clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 57	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

*Kaysie P. Uniacke Age: 46	President and Trustee	President Since 2002 Trustee Since August 2007 (and from 2001-January 2007)	Managing Director, Goldman Sachs (1997- Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies). President—Goldman Sachs Mutual Fund Complex (2002- Present) (registered investment companies). Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies). Trustee—Gettysburg College.	98	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2007, the Trust consisted of 86 portfolios including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS VALUE EQUITY FUNDS
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke One New York Plaza New York, NY 10004 Age: 46	President and Trustee	Since 2002	Managing Director, Goldman Sachs (1997-Present).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies). (August 2001 to January 2007 and August 2007-Present).

President—Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2002).

Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee—Gettysburg College.

James A. McNamara 32 Old Slip NY, NY 10005 Age: 44	Senior Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Senior Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2007); Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 42	Treasurer and Senior Vice President	Treasurer Since 1997 Senior Vice President (2007-Present)	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003).

Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 40	Secretary	Since 2006	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President Goldman Sachs (1999-2006); Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (2006-Present); Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS VALUE EQUITY FUNDS
Voting Results of Special Meeting of Shareholders (Unaudited)
A Special Meeting of Shareholders of the Goldman Sachs Trust (the “Trust”) was held on August 3, 2007 (the “Meeting”) for the purpose of electing eight trustees of the Trust.
At the Meeting, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Patrick T. Harker, Jessica Palmer, Alan A. Shuch, Richard P. Strubel and Kaysie P. Uniacke were elected to the Trust’s Board of Trustees. The Funds have accrued and paid their pro-rata share of the expenses associated with this shareholder proxy meeting. In electing trustees, the Trust’s shareholders voted as follows:

Trustee	For	Against	Abstain	Broker Non-Votes

Ashok N. Bakhru	33,710,084,386	0	700,102,557	0

John P. Coblentz, Jr.	33,711,781,505	0	698,405,438	0

Diana M. Daniels	33,845,914,104	0	564,272,839	0

Patrick T. Harker	33,711,725,619	0	698,461,325	0

Jessica Palmer	33,846,634,466	0	563,552,477	0

Alan A. Shuch	33,850,365,750	0	559,821,193	0

Richard P. Strubel	33,704,705,418	0	705,481,525	0

Kaysie P. Uniacke	33,849,216,713	0	560,970,230	0

GOLDMAN SACHS VALUE EQUITY FUNDS

Goldman Sachs Trust — Value Equity Funds — Tax Information (Unaudited)

For the year ended August 31, 2007, 70.29%, 68.88%, 76.03% and 41.45% of the dividends paid from net investment company taxable income by the Large Cap Value, Growth and Income Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds designate $35,122,309, $72,577,760, $279,369,062, and $150,668,702, respectively, as capital gain dividends paid during the year ended August 31, 2007. Of the amounts designated by the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds, $34,789,484, $72,560,513, $275,633,794 and $150,364,471, respectively, are taxed at a maximum rate of 15% while the balance is taxed at a maximum rate of 25%.

For the year ended August 31, 2007, the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds designate 67.99%, 100%, 100% and 43.85%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended August 31, 2007, the Large Cap Value, Mid Cap Value and Small Cap Value Funds designate $23,430,505, $32,258,240 and $31,424,897, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE
Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $740.8 billion in assets under management as of June 30, 2007 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 60 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market Funds[1] Fixed Income Funds
▪  Enhanced Income Fund
▪  Ultra-Short Duration Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California AMT-Free Municipal Fund[2] ▪  New York AMT-Free Municipal Fund[2] ▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  Government Income Fund
▪  Inflation Protected Securities Fund
▪  U.S. Mortgages Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity Funds
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪  Structured Small Cap Value Fund
▪  Structured Small Cap Growth Fund
▪  Small Cap Value Fund

Asset Allocation Portfolios[3] Retirement Strategies
Portfolios[3]	International Equity Funds
▪  Structured International Equity Fund
▪  Structured International Equity Flex Fund
▪  Strategic International Equity Fund
▪  Concentrated International Equity Fund [2] ▪  Japanese Equity Fund
▪  Structured International Small Cap Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Structured Emerging Markets Equity Fund
▪  Emerging Markets Equity Fund
▪  Concentrated Emerging Markets Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Specialty Funds[3] ▪  U.S. Equity Dividend and Premium Fund
▪  Structured Tax-Managed Equity Fund
▪  Real Estate Securities Fund
▪  International Real Estate Securities Fund
▪  Tollkeeper FundSM
▪ Commodity Strategy Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 26, 2006, the International Equity Fund was renamed the Concentrated International Equity Fund. Effective June 1, 2007, the California Intermediate AMT-Free Municipal Fund was renamed the California AMT-Free Municipal Fund and the New York Intermediate AMT-Free Municipal Fund was renamed the New York AMT-Free Municipal Fund.

[3]	Individual Funds within the Asset Allocation, Retirement and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation, Retirement or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS VALUE EQUITY FUNDS
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker Jessica Palmer Alan A. Shuch Richard P. Strubel Kaysie P. Uniacke	OFFICERS Kaysie P. Uniacke, President James A. McNamara, Senior Vice President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The Funds may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Funds may be unable to sell certain of their portfolio securities without a substantial drop in price, if at all.
The Large Cap Value, Mid Cap Value and Small Cap Value Funds may invest in fixed income securities. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk.
The Large Cap Value Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. When a fund’s asset base is small, IPOs may have a magnified impact on the fund’s performance. As a fund’s assets grow, it is probable that the effect of the fund’s investment in IPOs on its total returns may not be as significant, which could reduce the fund’s performance.
We continue to monitor the liquidity risk of the Funds’ holdings, i.e., the risk that securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2007 Goldman, Sachs & Co. All rights reserved. 07-1961	VALUEAR/416.7K / 10-07

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2007	2006	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,995,700	$1,071,400	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$0	$733,788	Financial statement audits

Audit-Related Fees:

• PwC	$249,000	$195,000	Other attest services

• E&Y	$0	$0

Tax Fees:

• PwC	$511,900	$281,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$0	$107,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

All Other Fees:

• PwC	$0	$0

• E&Y	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2007	2006	Description of Services Rendered
Audit Fees:

• E&Y	$0	$94,130	Audit fees borne by the Funds’ adviser

Audit-Related Fees:

• PwC	$937,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• PwC	$0	$10,000	Audit related time borne by the Funds’ adviser

• E&Y	$0	$0

Tax Fees:

• PwC	$0	$0

• E&Y	$0	$0

All Other Fees:

• PwC	$169,500	$125,500	Review of fund reorganization documents. Services provided for fund launch.

• E&Y	$0	$18,000	Review of fund merger documents (2006).

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended August 31, 2007 and August 31, 2006 were approximately $760,900 and $476,400, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2006 and November 26, 2005 were approximately $5.9 million and $5.2 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended August 31, 2007 and August 31, 2006 were approximately $0 and $107,400, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2006 and December 31, 2005 were approximately $55.9  million and $49.0 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 9, 2007

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	November 9, 2007